                                SECOND AMENDMENT TO
                             THIRD AMENDED AND RESTATED
                                  CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is made and dated as of August 26, 1998, to be effective as of July 3, 1998, among SUNRISE MEDICAL, INC., a Delaware corporation (the "Borrower"), the subsidiaries of Borrower signatory hereto as "Subsidiary Borrowers" or "Guarantors", the lenders (the "Lenders") party hereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") and amends that certain Third Amended and Restated Credit Agreement dated as of August 28, 1997 among the parties hereto, as amended by a First Amendment and Waiver to Third Amended and Restated Credit Agreement dated as of February 18, 1998 (as so amended, the "Agreement").

                                      RECITALS

     A. The Borrower desires to reduce the Total Commitment to $120,000,000, which reduction will be in lieu of all of the January 15, 1999 reduction now required, and a portion of the January 14, 2000 reduction now required.

     B. If cumulative Consolidated EBITDA fails to meet the levels specified herein, the Agent and the Lenders desire to take, and the Loan Parties have agreed to grant, a security interest in substantially all domestic accounts receivable and inventory of the Borrower and the Domestic Subsidiaries, the capital stock of all Domestic Subsidiaries and 60% of the capital stock of all Material Foreign Subsidiaries, with such security interests to be shared on a PARI PASSU basis with the Noteholders, all on the terms and conditions set forth herein. If such security interest is not granted for any reason when so required, it shall be an Event of Default under the Agreement. Such security interests shall thereafter be released upon the Loan Parties satisfying certain conditions set forth herein.

     C. The parties desire to adjust pricing and certain financial covenants and make certain other changes on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     2. AMENDMENTS TO AGREEMENT. The Loan Parties, the Lenders and the Agent hereby agree that the Agreement is amended as follows:

     2.1 The following new definitions are inserted in Section 1.01 of the Agreement in proper alphabetical order as follows:

            "'ALPHA DISPOSITION' means the sale of a business as disclosed to the Agent and the Lenders by letter dated August 20, 1998."

            "'COLLATERAL' means all of the collateral covered by the Collateral Documents."

            "'COLLATERAL AGENT' means Bank of America National Trust and Savings Association, in its capacity as collateral agent under the Security Agreement."

            "'COLLATERAL DOCUMENTS' means the Security Agreement and all other security agreements, intercreditor agreements and other similar agreements between any Loan Party and/or in favor of the Secured Parties now or hereafter delivered to the Collateral Agent for the benefit of the Secured Parties granting Liens on the Collateral pursuant to or in connection with the transactions contemplated hereby, and any financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) as debtor in favor of the Collateral Agent for the benefit of the Secured Parties, all in form and substance satisfactory to the Collateral Agent, and any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing."

            "'COLLATERALIZATION DATE' means the date that all conditions precedent set forth in Section 6.12 have been satisfied."

            "'COLLATERALIZATION EVENT' means (a) the occurrence of any Default or Event of Default under Section 7.09, 7.10, 7.11, 7.18 or any payment default hereunder or (b) the first date that the Agent receives a Compliance Certificate demonstrating that, as of the end of the Fiscal Quarter covered by such Compliance Certificate, cumulative Consolidated EBITDA is less than the amount set forth below opposite such Fiscal Quarter, measured on a cumulative basis commencing with the Fiscal Quarter ending October 2, 1998:


                    Fiscal Quarter      Minimum Cumulative
                        Ending         Consolidated EBITDA
                ----------------------------------------------

                   October 2, 1998         $15,000,000
                   January 1, 1999         $30,600,000
                    April 2, 1999          $49,500,000
                     July 2, 1999          $69,700,000

     "PROVIDED, HOWEVER, that if and when the Alpha Disposition is completed, the foregoing minimum cumulative Consolidated EBITDA amounts shall thereafter be reduced by $1,200,000 per Fiscal Quarter, on a cumulative basis, for the next four Fiscal Quarters, commencing with the Fiscal Quarter in which the Alpha Disposition occurs, with the reduction for the Fiscal Quarter within which the Alpha Disposition occurs to be pro rated from the date the Borrower receives the net proceeds thereof to the end of such Fiscal Quarter."

            "'COLLATERALIZATION PERIOD' means the period commencing on the Collateralization Date and ending on the date all Collateral Release Conditions have been satisfied."

            "'COLLATERAL RELEASE CONDITIONS' means all of the following conditions:

     "(a)   the Agent shall have received a Compliance Certificate demonstrating that:

                   "(i)   cumulative Consolidated EBITDA for any period of four
            consecutive Fiscal Quarters, commencing with or after the First Eligible Fiscal Quarter (as defined below), is at least $69,700,000; PROVIDED, HOWEVER, that if the Alpha Disposition has been completed, the foregoing minimum cumulative Consolidated EBITDA amount shall thereafter be reduced by $1,200,000 per Fiscal Quarter, on a cumulative basis, for the next four Fiscal Quarters, commencing with the Fiscal Quarter in which the Alpha Disposition occurs, with the reduction amount for the Fiscal Quarter in which the Alpha Disposition occurs to be pro rated from the date the Borrower receives the net proceeds thereof to the end of such Fiscal Quarter; and

                   "(ii)  the Leverage Ratio is less than 2.50 to 1 as of the end of such Fiscal Quarter;

            "(b)   no Default or Event of Default has occurred since the Second
     Amendment Effective Date which has not been cured or waived; and

            "(c)   the Collateral Agent shall have received written confirmation from the Required Noteholders ( as defined in the 7.09% Series A Senior Notes Due October 28, 2004 or the 7.25% Series B Senior Notes Due October 28, 2007) (which confirmation may be evidenced by their signing of the Security Agreement) that (i) they have agreed to release all Collateral upon satisfaction of the conditions set forth in clauses (a) and (b) of this definition concurrently with the Collateral Agent and the Lenders and
     (ii) upon satisfaction of all conditions set forth in this definition, they authorize the Collateral Agent to release all Collateral."

            "'FIRST ELIGIBLE FISCAL QUARTER' means the first Fiscal Quarter following the later of (a) the Fiscal Quarter which triggered the Collateralization Event, and (b) if any Event of Default occurs after the Second Amendment Effective Date, the Fiscal Quarter in which such Event of Default is cured or waived."

            "'CONSOLIDATED EBIT' means, for any period for the Borrower and its Subsidiaries, an amount equal to the sum of (a) Consolidated Net Income,
     (b) Interest Charges and (c) the amount of taxes, based on or measured by income, used or included in the determination of Consolidated Net Income, all determined in conformity with Generally Accepted Accounting Principles."

            "'MATERIAL FOREIGN SUBSIDIARY' means any first tier Foreign Subsidiary the amount of whose assets exceed 2.5% of Consolidated Total Assets as of the end of the Fiscal

     Quarter preceding the date by which a security interest in 60% of the stock thereof must be granted to the Collateral Agent pursuant to
     Section 6.12 or 6.13."

            "'NOTEHOLDERS' means the holders of the 7.09% Series A Senior Notes Due October 28, 2004 issued by Sunrise in an aggregate principal amount of $50,000,000 and the 7.25% Series B Senior Notes Due October 28, 2007 issued by Sunrise in an aggregate principal amount of $50,000,000."

            "'PLEDGED COLLATERAL' has the meaning set forth in the Security Agreement."

            "'PLEDGED SECURITIES' has the meaning set forth in the Security Agreement."

            "'SECOND AMENDMENT EFFECTIVE DATE' means July 3, 1998."

            "'SECURED PARTIES' has the meaning set forth in the Security Agreement."

            "'SECURITY AGREEMENT' means the Pledge, Security, Collateral Agency and Intercreditor Agreement substantially in the form of EXHIBIT O hereto (or as otherwise agreed to by the Majority Lenders or, if required pursuant to Section 11.02, all Lenders), either as originally executed or as it may from time to time be supplemented, modified, amended, extended or supplanted."

     2.2 The definition of "Adjusted Cash Flow" in Section 1.01 of the Agreement is amended by inserting the following at the end thereof:

     "For purposes of calculating Adjusted Cash Flow for the Fiscal Quarter ending October 2, 1998 through and including the Fiscal Quarter ending April 2, 1999, Consolidated Net Income and items (a), (b), (c) and (d) shall be annualized using the following conventions:

            "(i)   for purposes of calculating Adjusted Cash Flow as of the
     Fiscal Quarter ending October 2, 1998, Consolidated Net Income and items
     (a), (b), (c) and (d) for the Fiscal Quarter ending October 2, 1998 shall be multiplied by 4;

            "(ii) for purposes of calculating Adjusted Cash Flow as of the Fiscal Quarter ending January 1, 1999, Consolidated Net Income and items
     (a), (b), (c) and (d) for the two Fiscal Quarters ending January 1, 1999 shall be multiplied by 2;

            "(iii) for purposes of calculating Adjusted Cash Flow as of the Fiscal Quarter ending April 2, 1999, Consolidated Net Income and items (a),
     (b), (c) and (d) for the three Fiscal Quarters ending April 2, 1999 shall be multiplied by 4/3; and

            "(iv) for purposes of calculating Adjusted Cash Flow as of the Fiscal Quarter ending July 2, 1999 and thereafter, no annualization adjustment shall be made to Consolidated Net Income and items (a), (b), (c) and (d)."

     2.3    The definitions of "Amortization Amount" and "Amortization Date" in
Section 1.01 of the Agreement are amended and restated in their entirety as follows:

            "'AMORTIZATION AMOUNT' means for the Amortization Date occurring on January 15, 2000, $5,000,000."

            "'AMORTIZATION DATE' means, subject to Section 2.10(b), January 15, 2000."

     2.4 The definition of "Applicable Margin" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

            "'APPLICABLE MARGIN' means, (a) with respect to each Eurocurrency Rate Committed Advance, 2.50% per annum, (b) with respect to the Standby Letter of Credit fees referred to in Section 3.05(a), 2.50% per annum, (c) with respect to each Base Rate Advance, 1.25% per annum, and (d) with respect to the commitment fee referred to in Section 2.03(c), 0.50% per annum; PROVIDED, HOWEVER, upon receipt by the Agent from a Senior Officer of the Borrower of a Compliance Certificate demonstrating that cumulative Consolidated EBITDA is at least $69,700,000 for any four consecutive Fiscal Quarters ending on or after July 2, 1999 (or, if the Alpha Disposition has been completed, the foregoing minimum cumulative Consolidated EBITDA amount LESS $1,200,000 per Fiscal Quarter, on a cumulative basis, for the next four Fiscal Quarters, commencing with the Fiscal Quarter in which the Alpha Disposition occurs, with the reduction for the Fiscal Quarter in which the Alpha Disposition occurs to be pro rated from the date the Borrower receives the net proceeds thereof to the end of such Fiscal Quarter), the Applicable Margin shall (and subject to the proviso to the paragraph following this schedule) be based instead on the then applicable Leverage Ratio in accordance with the following schedule; PROVIDED, FURTHER, that during the continuance of any Event of Default, unless and until a demand has been made by the Agent pursuant to Section 2.05(a), the interest rates first set forth above in this definition instead shall apply:


     -----------------------------------------------------------------------------------------------------
                                                       Eurocurrency
                                                      Rate Committed     Base Rate
           Leverage Ratio                                Advances         Advances      Commitment Fee
                                                      Standby Letter
                                                      of Credit fees
     -----------------------------------------------------------------------------------------------------
         LESS THAN 2.00:1                                 0.750%            0.000%          0.200%
         GREATER THAN OR EQUAL TO 2.00:1 but
           LESS THAN 2.50:1                               0.875%            0.000%          0.250%
         GREATER THAN OR EQUAL TO 2.50:1 but
           LESS THAN 3.00:1                               1.000%            0.000%          0.250%
         GREATER THAN OR EQUAL TO 3.00:1 but
           LESS THAN 3.50:1                               1.250%            0.000%          0.300%
         GREATER THAN OR EQUAL TO 3.50:1 but
           LESS THAN OR EQUAL TO 3.75:1                   1.500%            0.250%          0.375%

            "Any change in the Applicable Margin determined in accordance with the foregoing schedule shall be effective upon receipt by the Agent from a Senior Officer of the Borrower of a Compliance Certificate demonstrating such fact; PROVIDED that, with respect to Eurocurrency Rate Committed Advances, the new Applicable Margin with respect to each such Advance shall be effective upon the earlier of
     (i) the termination of the then existing Interest Period with respect thereto and (ii) the next interest payment date for such Advance; and with respect to Base Rate Advances, Standby Letters of Credit and the commitment fee, such change in the Applicable Margin shall be effective immediately."

     2.5 The definition of "Consolidated Net Income" in Section 1.01 of the Agreement is amended by inserting the following at the end thereof:

     "Consolidated Net Income for each of the following Fiscal Quarters shall be increased by the amount set forth opposite such Fiscal Quarter for 'reengineering adjustments:'


                             REENGINEERING ADJUSTMENTS
           Fiscal Quarter          Pre Tax--When        Net of Tax--When
               Ending          calculating Leverage    calculating ratio
                                       Ratio            for Section 7.11
       ------------------------------------------------------------------
        September 26, 1997             $4,600,000          $2,764,000
        December 26, 1997              $2,100,000(1)       $1,277,000
        March 31, 1998                 $5,300,000          $3,184,000
        July 3, 1998                  $12,100,000(2)       $8,143,000

     2.6 The definition of "Debt Service" in Section 1.01 of the Agreement is amended by inserting the following at the end thereof:

     "For purposes of calculating Debt Service for the Fiscal Quarter ending October 2, 1998 through and including the Fiscal Quarter ending April 2, 1999, Interest Charges shall be annualized using the following conventions:

            "(i)   for purposes of calculating Interest Charges for the four
     Fiscal Quarters ending October 2, 1998, Interest Charges for the Fiscal Quarter ending October 2, 1998 shall be multiplied by 4;

            "(ii) for purposes of calculating Interest Charges for the four Fiscal Quarters ending January 1, 1999, Interest Charges for the two Fiscal Quarters ending January 1, 1999 shall be multiplied by 2;

            "(iii) for purposes of calculating Interest Charges for the four Fiscal Quarters ending April 2, 1999, Interest Charges for the three Fiscal Quarters ending April 2, 1999 shall be multiplied by 4/3; and
     ---------------------

     (1)Net of a $4,900,000 pretax gain.

     (2)Includes $2,300,000 of the $3,000,000 Sentient Systems Excluded Acquisition Costs

            "(iv) for purposes of calculating Interest Charges for the four Fiscal Quarters ending July 2, 1999 and thereafter, no annualization adjustment shall be made."

     2.7 The definition of "Interest Coverage Ratio" in Section 1.01 of the Agreement is renamed "Debt Coverage Ratio" and realphabetized accordingly, and all reference to "Interest Coverage Ratio" in the Agreement shall be deemed references to the Debt Coverage Ratio.

     2.8 The definition of "Leverage Ratio" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

            "'LEVERAGE RATIO' means, as of any date of determination, the ratio of Consolidated Funded Indebtedness to Consolidated EBITDA for the four Fiscal Quarters ending on that date. For purposes of calculating compliance with the Leverage Ratio for the Fiscal Quarter ending
     October 2, 1998 through and including the Fiscal Quarter ending April 2, 1999, Consolidated EBITDA shall be annualized using the following conventions:

            "(i)   for purposes of calculating the Leverage Ratio as of the
     Fiscal Quarter ending October 2, 1998, Consolidated EBITDA for the Fiscal Quarter ending October 2, 1998 shall be multiplied by 4;

            "(ii) for purposes of calculating the Leverage Ratio as of the Fiscal Quarter ending January 1, 1999, Consolidated EBITDA for the two Fiscal Quarters ending January 1, 1999 shall be multiplied by 2;

            "(iii) for purposes of calculating the Leverage Ratio as of the Fiscal Quarter ending April 2, 1999, Consolidated EBITDA for the three Fiscal Quarters ending April 2, 1999 shall be multiplied by 4/3; and

            "(iv) for purposes of calculating the Leverage Ratio as of the Fiscal Quarter ending July 2, 1999 and thereafter, no annualization adjustment shall be made."

     2.9 The definition of "Loan Documents" in Section 1.01 of the Agreement is amended by inserting "any Collateral Documents," after "the Swing Line Documents.".

     2.10 The definition of "Majority Lenders" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

            "'MAJORITY LENDERS' means Lenders at any time holding at least 66-2/3% of the then aggregate unpaid principal amount of the Committed Advances owing to the Lenders, or, if no such principal amount is at such time outstanding, Lenders having at least 66-2/3% of the Total Commitment."

     2.11 Section 2.03(c) of the Agreement is amended by deleting "the average daily unused portion" and inserting "the actual daily unused portion" in lieu thereof.

     2.12 Section 2.05(a) of the Agreement (Base Rate Advances) is amended by inserting "PLUS the Applicable Margin, if any" after "at a fluctuating interest rate per annum equal to the Base Rate in effect from time to time."

     2.13 Section 2.10 of the Agreement (Reduction of Commitments) is amended by inserting a new subsection (d) as follows:

            "(d)   OTHER MANDATORY REDUCTIONS.  On the date that the Borrower and its Subsidiaries receive net proceeds from any Disposition permitted by
     Section 7.01(b), the Total Commitment shall be reduced by an amount equal to 75% of such net proceeds in excess of $5,000,000, measured on a cumulative basis for all Dispositions since the Second Amendment Effective Date; PROVIDED, HOWEVER that, during the Collateralization Period, the amount of any such reduction shall be decreased by an amount equal to any net proceeds of Collateral Dispositions that have been delivered to the Noteholders or withheld by the Collateral Agent pursuant to the Security Agreement. For purposes of the Senior Notes (as defined in the Security Agreement), this section shall be deemed to constitute an offer by the Borrower to prepay the Loans and reduce in the Total Commitment in the amount and on the terms contained herein, and the Lenders hereby accept the foregoing offer."

     2.14 Section 2.11(c) of the Agreement (Mandatory Prepayments) is amended by inserting "7.01(b)," after "Section" in the third line thereof.

     2.15 Section 5.04 of the Agreement (Subsidiaries of Borrower) is amended by inserting the following sentence at the end thereof:

     "During the Collateralization Period, all capital stock, domestic inventory and domestic accounts receivable of each Domestic Subsidiary and 60% of the capital stock of each Material Foreign Subsidiary are Collateral."

     2.16 The following new section is inserted in the Agreement immediately following Section 5.18 as follows:

            "5.19 SECURITY INTERESTS. During the Collateralization Period, the Security Agreement will create a valid first priority security interest, pari passu with the Noteholders, in substantially all domestic accounts receivable and inventory of the Borrower and the Domestic Subsidiaries, the capital stock of all Domestic Subsidiaries and 60% of the capital stock of all Material Foreign Subsidiaries securing the Obligations (subject only to Permitted Encumbrances, Liens permitted under Sections 7.06 and to such qualifications and exceptions as are contained in the Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement or with respect to the creation of security interests in Property to which Division 9 of the Uniform Commercial Code does not apply), and all action necessary to perfect the security interests so created, other than filing of the UCC-1 financing statements delivered to the Collateral Agent pursuant to
     Section 6.12 with the appropriate Governmental Agency have been taken and completed."

     2.17 Section 6.01 of the Agreement (Financial and Business Information) is amended by deleting "and" at the end of subsection (k); deleting the period at the end of subsection (l) and inserting "; and" in lieu thereof, and inserting a new subsection (m) immediately following subsection (l) as follows:

            "(m)   As soon as practicable, and in any event within 40 days after the end of each fiscal month (other than months which are also Fiscal Quarter or Fiscal Year ends), (i) the consolidated and consolidating balance sheets of Borrower and its Subsidiaries as at the end of such fiscal month, and (ii) consolidated and consolidating statements of income and cash flow, in each case of Borrower and its Subsidiaries for such fiscal month and for the portion of the Fiscal Year ended with such fiscal month, all in reasonable detail sufficient to calculate compliance with financial covenants, and presented in a manner comparing such financial statements to the financial statements for the comparable fiscal periods of the prior fiscal year and to Borrower's budget for the current Fiscal Year. Such financial statements shall fairly present the financial condition, results of operations and cash flow of Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles (other than any requirement for footnote disclosures), consistently applied (except for those changes to which the independent public accountants of Borrower have concurred), as at such date and for such periods, subject only to normal quarter-end adjustments and year-end audit adjustments."

     2.18 Section 6.11(b) of the Agreement (Additional Guarantors After the Closing Date) is amended by deleting "Section 4.01(a)(5) and (6)" and inserting "Section 4.01(a)(2) through (6)" in lieu thereof.

     2.19 The following new sections are inserted in the Agreement immediately following Section 6.11 as follows:

            "6.12 COLLATERALIZATION OF OBLIGATIONS. Within 60 days of the occurrence of the Collateralization Event, the Borrower shall deliver, or cause to be delivered, all of the following to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent and legal counsel for the Collateral Agent (unless otherwise specified or unless the Collateral Agent otherwise agrees) and in compliance with the requirements of the Note Agreement (as defined in the Security Agreement):

            "(a)   the Security Agreement executed by Borrower, each Domestic
     Subsidiary, the Required Secured Parties, the Collateral Agent and the Agent, together with the Pledged Securities accompanied by appropriate stock powers endorsed in blank, which Security Agreement shall grant to the Collateral Agent on behalf of the Secured Parties a security interest in substantially all domestic accounts receivable and inventory of the Borrower and the Domestic Subsidiaries, the capital stock of all Domestic Subsidiaries and 60% of the capital stock of all Material Foreign Subsidiaries;

            "(b)   such financing statements on Form UCC-1 executed by Borrower and each Domestic Subsidiary with respect to the Security Agreement as the Collateral Agent may request;

            "(c)   a favorable opinion of counsel to Borrower and the Domestic
     Subsidiaries confirming, among other things, that (i) the Secured Parties' security interest in the Collateral is duly perfected, (ii) each Loan Party's obligations under the Collateral Documents to which it is a party are legal, valid, binding and enforceable against such Loan Party (iii) the execution, delivery and performance of the Collateral Documents by each Loan Party will not violate any law, decree or judgment or violate the Note Agreement (as defined in the Security Agreement) to which such Loan Party is a party or by which its assets are bound and (iv) except for the filing of a financing statement with respect to Collateral covered by Division 9 of the Uniform Commercial Code, no government approvals, consents, registrations or filings, are required by any Loan Party; PROVIDED that such opinion shall be subject to such modifications as are acceptable to the Collateral Agent in its sole discretion; and

            "(d)   such other assurances, certificates, documents, consents or opinions as the Collateral Agent may reasonably require.

            "6.13 ADDITIONAL COLLATERAL. If, during the Collateralization Period, the Borrower or any Domestic Subsidiary of Borrower creates or otherwise acquires any Domestic Subsidiary or Material Foreign Subsidiary, then the Borrower shall promptly:

            "(a)   cause any such Domestic Subsidiary to execute and deliver an instrument of joinder to the Security Agreement, together with such financing statements on Form UCC-1 executed by such Domestic Subsidiary;

            "(b)   pledge or cause to be pledged, all capital stock of any such
     Domestic Subsidiary and 60% of the capital stock of any such Material Foreign Subsidiary by executing and delivering a supplement and/or instrument of joinder to the Security Agreement, together with such stock, accompanied by appropriate stock powers endorsed in blank;

            "(c)   deliver or cause to be delivered, to the extent not
     previously delivered to the Collateral Agent, documents of they type specified in Section 4.01(a)(2) through (6) with respect to any Loan Party executing and delivering any Loan Documents; and

            "(d)   deliver or cause to be delivered an opinion of the type
     referred to in Section 6.12(c) with respect to any Loan Party executing and delivering any Loan Documents and the security interests then being granted.

            "6.14 FURTHER ASSURANCES RE COLLATERAL. From time to time during the Collateralization Period, promptly upon request by the Collateral Agent, Borrower shall do, cause, execute, acknowledge, deliver, record, re-record, file, re-file, register and re- register, any and all such further acts, deeds, conveyances, security agreements, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Agent may reasonably require from time to time in order (a) to carry out more effectively the purposes of this Agreement or any other Loan Document,
     (b) to subject to the Liens
     created by any of the Collateral Documents any of the Property, rights or interests covered by any of the Collateral Documents, (c) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (d) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under the Collateral Documents or under any other document executed in connection therewith.

            "6.15 RELEASE OF COLLATERAL. Upon satisfaction of the Collateral Release Conditions, the Collateral Agent shall promptly release its security interests in the Collateral."

     2.20 Section 7.01(b) of the Agreement (Dispositions of Property) is amended by inserting the following proviso at the end thereof:

     "PROVIDED, HOWEVER, that both the Total Commitment shall be permanently reduced and outstanding Advances shall be prepaid (whether or not the Total Commitment is then fully utilized) by an amount equal to 75% of the net proceeds received by the Borrower and its Subsidiaries in excess of $5,000,000 on a cumulative basis from all Dispositions since the Second Amendment Effective Date; PROVIDED, HOWEVER that, during the Collateralization Period, the amount of any such reduction and prepayment shall be decreased by an amount equal to any net proceeds of Collateral Dispositions that have been delivered to the Noteholders or withheld by the Collateral Agent pursuant to the Security Agreement;"

     2.21 The table in Section 7.09 of the Agreement (Leverage Ratio) is amended and restated in its entirety as follows:


                        Fiscal Quarter      Maximum Ratio
                            Ending
                    ---------------------------------------
                      July 3, 1998            3.90 to 1
                      October 2, 1998         3.65 to 1
                      January 1, 1999         3.50 to 1
                      April 2, 1999           3.50 to 1
                      Thereafter              3.25 to 1

     2.22 Section 7.11 of the Agreement (Debt Coverage Ratio) is amended and restated in its entirety as follows:

            "7.11 DEBT COVERAGE RATIO. Permit the Debt Coverage Ratio, as of the end of any Fiscal Quarter, to be less than the following ratio:


                       Fiscal Quarter      Minimum Ratio
                           Ending
                    ---------------------------------------
                        July 3, 1998            1.40 to 1
                        October 2, 1998             n/a
                        January 1, 1999             n/a
                        April 2, 1999           1.15 to 1

                                     -11-


                        July 2, 1999           1.50 to 1
                        and thereafter

     2.23 A new Section 7.18 is inserted immediately after Section 7.17 of the Agreement as follows:

            "7.18 CONSOLIDATED EBIT TO INTEREST CHARGES RATIO. Permit the ratio of Consolidated EBIT to Interest Charges to be less than 2.25 to 1 as of the end of the Fiscal Quarters ending October 2, 1998 and January 1, 1999. For purposes of calculating compliance with this ratio, Consolidated EBIT shall be annualized using the following conventions:

            "(i)   for purposes of calculating the ratio as of the Fiscal
     Quarter ending October 2, 1998, Consolidated EBIT and Interest Charges for the Fiscal Quarter ending October 2, 1998 shall be multiplied by 4; and

            "(ii) for purposes of calculating the ratio as of the Fiscal Quarter ending January 1, 1999, Consolidated EBIT and Interest Charges for the two Fiscal Quarters ending January 1, 1999 shall be multiplied by 2."

     2.24 Section 9.01(c) of the Agreement (Events of Default) is amended and restated in its entirety as follows:

            "(c)   any Loan Party fails to perform or observe any of the
     covenants contained in Section 6.01(h), 6.03, 6.06 or 6.12 or in Article VII; or"

     2.25 Section 9.01 of the Agreement (Events of Default) is further amended by deleting the period at the end of subsection (l) and inserting "; or" in lieu thereof, and inserting new subsections (m) and (n) immediately following subsection (l) as follows:

            "(m)   During the Collateralization Period:

                     "(i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against any Loan Party, or any Loan Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                     "(ii) any Collateral Document shall for any reason (other
               than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest (subject only to the matters permitted by Section 5.19); or

            "(n)   Borrower fails to deliver the documents required by Section
     6.12 within 60 days of the occurrence of a Collateralization Event."

     2.26 The following new section is inserted in the Agreement immediately following Section 10.09 as follows:

            "10.10 COLLATERAL MATTERS. During the Collateralization Period, the Collateral Agent, on behalf of all the Secured Parties, shall hold all items of any Collateral or interests therein received or held by the Collateral Agent in accordance with the Collateral Documents and shall act, or refrain from acting with respect to the Collateral in accordance therewith."

     2.27 Section 11.02 of the Agreement (Amendments; Consents) is amended by deleting "or" at the end of subsection (e); deleting the period at the end of subsection (f) and inserting "; or" in lieu thereof, and inserting a new subsection (g) immediately following subsection (f) as follows:

            "(g)   to release any material portion of the Collateral (except as otherwise expressly provided in any Loan Document)."

     2.28 Section 11.02 of the Agreement (Amendments; Consents) is further amended by inserting the following sentence at the end thereof:

     "The Agent must consent to any amendment, waiver or consent affecting the rights or duties of the Agent under any Loan Document, and the Collateral Agent must consent to any amendment, waiver or consent affecting the rights or duties of the Collateral Agent under any Loan Document."

     2.29 Exhibit I to the Agreement (Compliance Certificate) is amended and restated in its entirety in the form of Exhibit I-1 hereto for the Fiscal Quarter ending July 3, 1998 and Exhibit I-2 for the Fiscal Quarter ending October 2, 1998 and thereafter.

     2.30 A new Exhibit O (Security Agreement) is inserted to the Agreement in the form of Exhibit O hereto.

     2.31 Schedule 1.01(b) to the Agreement (Commitments) is amended and restated in the form of Schedule 1.01(b) hereto.

     3      REPRESENTATIONS AND WARRANTIES.  Each of the Loan Parties jointly and severally represent and warrant to the Lenders and the Agent:

     3.1 AUTHORIZATION. The execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action by each of them and has been duly executed and delivered by each of them.

     3.2 BINDING OBLIGATION. This Second Amendment is the legally valid and binding obligation of each Loan Party, enforceable in accordance with its terms against each of them respectively, except as such enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     3.3 NO LEGAL OBSTACLE TO AGREEMENT. Neither the execution of this Second Amendment, the making by any Borrower of any borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any Contractual Obligation to which any Loan Party is a party, or the violation of any Requirement of Law, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any of them, except as contemplated hereby. No approval or authorization of any Governmental Agency is required by any Loan Party to permit the execution, delivery or performance by any Loan Party of this Second Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

     3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties set forth in Article 5 of the Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof except to the extent any such representation or warranty is expressly stated to be made as of any other date.

     3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

     3.6 NO MATERIAL ADVERSE EFFECT. No event or circumstance has occurred since July 3, 1998 which constitutes a Material Adverse Effect after giving effect to this Second Amendment.

     4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Second Amendment shall be subject to the compliance by the Borrower with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

     4.1 CORPORATE RESOLUTIONS. A copy of a resolution or resolutions passed by the Board of Directors of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower as being in full force and effect on the date hereof, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

     4.2 AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Borrower dated the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of the Borrower.

     4.4 AMENDMENT FEE. An amendment fee for the account of each Lender approving this Second Amendment equal to 0.20% of such Lender's Commitment after giving effect to this Second Amendment.

     4.5 OPINION RE COLLATERALIZATION. An opinion of outside counsel to the Borrower stating to the effect that the Borrower can agree to provide the security interests required by this Second Amendment on the terms and conditions set forth herein without obtaining the consent of the Noteholders to the execution of this Second Amendment and the execution of this Second Amendment does not constitute or result in a breach of the 7.09% Series A Senior Notes Due October 28, 2004 or the 7.25% Series B Senior Notes Due October 28, 2007.

     4.6 OTHER EVIDENCE. Such other evidence with respect to the Borrower or any other person as any Lender may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Agreement and the compliance with the conditions set forth herein.

     5.     MISCELLANEOUS.

     5.1 NOTICE RE REDUCTION IN TOTAL COMMITMENT. Sunrise hereby requests that the Total Commitment be reduced to the amount shown on amended Schedule 1.01(b) hereto, effective as of the date hereof. With respect to such reduction, this Second Amendment shall serve as the notice of such reduction otherwise required by Section 2.10(a) of the Agreement, and any advance notice therefor is hereby waived.

     5.2 EFFECTIVENESS OF THE AGREEMENT. Except as hereby expressly amended, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

     5.3 WAIVERS. This Second Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     5.4 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until each Loan Party, the Majority Lenders and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

     5.5 JURISDICTION. This Second Amendment, and any instrument or agreement required hereunder, shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.


                                        BORROWER:

                                        SUNRISE MEDICAL, INC.,
                                        AS BORROWER AND AS A GUARANTOR

                                        By:___________________________________
                                                     Ted N. Tarbet
                                               Senior Vice President and
                                                Chief Financial Officer

                                        GUARANTORS:

                                        DYNAVOX SYSTEMS, INC.
                                        SUNMED FINANCE INC.
                                        SUNRISE MARIN HOLDINGS INC.
                                        SUNRISE MEDICAL CCG INC.
                                        SUNRISE MEDICAL HHG INC.

                                        By:___________________________________
                                                      Ted N. Tarbet
                                                        Treasurer

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, AS
                                        AGENT

                                        By:___________________________________
                                                     Charles Graber
                                                     Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, AS A LENDER

                                        By:___________________________________
                                                    Therese Fontaine
                                                     Vice President
(SIGNATURES CONTINUE)

                                        NATIONSBANK, N.A.

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________


                                        ABN AMRO BANK NV LOS ANGELES
                                        INTERNATIONAL BRANCH

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________


                                        DEUTSCHE BANK AG, NEW YORK
                                        BRANCH AND/OR CAYMEN ISLANDS
                                        BRANCH

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________


                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________

(SIGNATURES CONTINUE)

                                        PNC BANK, NATIONAL ASSOCIATION

                                        By ___________________________________
                                        Name _________________________________
                                        Title ________________________________

                                                                    EXHIBIT I-1

                               COMPLIANCE CERTIFICATE
                                (July 3, 1998 only)

To:  Bank Of America National Trust And
     Savings Association, as Agent

     Reference is made to that certain Third Amended and Restated Credit Agreement dated as of August 28, 1997, by and among Sunrise Medical Inc., a Delaware corporation (the "Borrower"), the Subsidiary Borrowers, the Guarantors, the Lenders party thereto (the "Lenders"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (as amended, further restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings assigned thereto in the Credit Agreement.

     This Certificate is delivered in accordance with Section 6.01(l) of the Credit Agreement.

     All balance sheet items are as of the date of the attached financial statements.

     A.   COMPLIANCE WITH FINANCIAL COVENANTS

     Computations showing compliance with Sections 7.01(b), 7.03, 7.09, 7.10,
7.11 and 7.14 of the Credit Agreement are as follows:

1. 7.01(b); CERTAIN DISPOSITIONS. As of the date of the attached financial statements:

     A.   The following Dispositions have been made since July 3, 1998:


               DISPOSITION                 DATE              NET PROCEEDS
          ---------------------------------------------------------------------
           1.___________________  _____________________   $___________________

           2.___________________  _____________________   $___________________

           3.___________________  _____________________   $___________________

           4.___________________  _____________________   $___________________

           5.  Total for Dispositions to date:            $
                                                           -------------------
                                                           -------------------

     COVENANT REQUIREMENT: Total Commitment shall be permanently reduced and outstanding Advances shall be prepaid (by an amount equal to 75% of the net proceeds received by the Borrower and its Subsidiaries in excess of $5,000,000 on a cumulative basis from all Dispositions since July 3, 1998; PROVIDED, HOWEVER that, during the Collateralization Period, the amount of any such reduction and prepayment shall be decreased by an amount equal to any net proceeds of Collateral Dispositions that have been delivered to the Noteholders pursuant to the Security Agreement.

2. 7.03; INVESTMENTS AND ACQUISITIONS. As of the date of the attached financial statements:

     A. The following Acquisitions were made during the Fiscal Year to date:


                                                             PURCHASE PRICE/
                  ACQUISITION         COMPLETION DATE     INDEBTEDNESS ASSUMED
          ---------------------------------------------------------------------
           1.___________________  _____________________   $___________________

           2.___________________  _____________________   $___________________

           3.___________________  _____________________   $___________________

           4.___________________  _____________________   $___________________

           5.   Total for Acquisitions in Fiscal Year
           to date:                                       $
                                                           -------------------
                                                           -------------------

     COVENANT REQUIREMENT: No single Permitted Acquisition to exceed $10,000,000, and all Permitted Acquisitions in any Fiscal Year not to exceed $10,000,000 in the aggregate (or $20,000,000 in the aggregate in any Fiscal Quarter following the Sentient Acquisition in which no additional Extraordinary Capital Expenditures are incurred AND either (a) no Sentient Systems Excluded Acquisition Costs have been incurred, or (b) if earlier, the date on which the Borrower has notified the Agent that the Sentient Systems Acquisition has been terminated.


3. 7.09; LEVERAGE RATIO. As of the date of the attached financial statements, the Leverage Ratio was __:1.00, computed as follows:
     A.   Consolidated Funded Indebtedness:

          1.     Principal amount of all obligations and
                 liabilities for borrowed money:                   $___________

          2.     Portion of obligations with respect to capital
                 leases which is capitalized in the consolidated
                 balance sheet:                                    $___________

          3.     All Contingent Obligations for Persons other
                 than Borrower and its Subsidiaries (without
                 duplication):                                     $___________

          4.     Consolidated Funded Indebtedness (Lines A1 +
                 A2+ A3):                                          $
                                                                    -----------
                                                                    -----------

     B. Consolidated EBITDA for period of four Fiscal Quarters ending on the date of the attached financial statements
          ("Subject Period")

          1.     Consolidated Net Income for Subject Period:       $___________

                 a.     Plus "reengineering adjustments" from

                                     -2-


          following table:                                         $___________


                                         REENGINEERING ADJUSTMENTS
             FISCAL QUARTER          PRE TAX--WHEN         NET OF TAX--WHEN
                 ENDING          CALCULATING LEVERAGE    CALCULATING RATIO FOR
                                         RATIO               SECTION 7.11
          ---------------------------------------------------------------------
           September 26, 1997        $4,600,000               $2,764,000
           December 26, 1997         $2,100,000(1)            $1,277,000
           March 31, 1998            $5,300,000               $3,184,000
           July 3, 1998             $12,100,000(2)            $8,143,000


             2.     Interest Charges for Subject Period:          $___________

             3.     Taxes on Consolidated Net Income for Subject
                    Period:                                       $___________

             4.     Depreciation and amortization for Subject
                    Period:                                       $___________

             5.     Consolidated EBITDA for Subject Period
                    (Lines B1.a + B2 + B3 + B4 + B5):             $
                                                                   -----------
                                                                   -----------

      C.     Leverage Ratio (Line A4 DIVIDED by Line B5):         ____ to 1:00

      D.     Maximum Permitted Leverage Ratio: 3.90 to 1

4.    7.10; MINIMUM CONSOLIDATED TANGIBLE NET WORTH.

      A.     Actual Consolidated Tangible Net Worth:

             1.     Shareholders' Equity:                         $___________

             2.     Cumulative translation adjustment to
                    Shareholders' Equity reported for each
                    applicable Fiscal Quarter, commencing with
                    Fiscal Quarter ending March 29, 1996:         $___________

             3.     Adjusted Shareholders' Equity (Line A1 LESS
                    Line A2):                                     $___________

             4.     Intangible Assets per Generally Accepted
                    Accounting Principles:                        $___________

             5.     Change in translated Dollar value of
                    Intangible Assets denominated in foreign
                    currencies as calculated in accordance
                    with the definition of "Adjusted Dollar
                    Equivalent":                                  $___________


      ________________________



                                     -3-


             6.     Adjusted Dollar Equivalent of Intangible
                    Assets (Line A4 LESS Line A5, if increase;
                    Line A4 + Line A5, if decrease):              $___________

             7.     After-tax amount of up to $19,000,000 in
                    pre-tax non-recurring charges exclusive of
                    any portion related to the write-off of
                    Intangible Assets incurred in the Fiscal
                    Quarter ended June 28, 1996:                  $___________

             8.     Consolidated Tangible Net Worth for covenant
                    (Lines A3 LESS Line A6 PLUS Line A7):         $
                                                                   -----------
                                                                   -----------

      B.     50% of Consolidated Net Income for each fiscal
             quarter ending after June 28, 1996 (no reduction
             for losses):                                         $___________

      C.     50% of the net proceeds from issuance of equity
             securities of Borrower after June 28, 1996:          $___________

      D.     50% of Adjusted Dollar Equivalent of  Intangible
             Assets related to Acquisitions completed after
             December 27, 1996:                                   $___________

      E.     Minimum required Consolidated Tangible Net Worth
             (Lines B + C LESS Line D PLUS -$16,000,000):         $
                                                                   -----------
                                                                   -----------

      F.     Excess (Deficient) Consolidated Tangible Net Worth
             (Line A8 LESS Line E):                               $
                                                                   -----------
                                                                   -----------

5. 7.11; DEBT COVERAGE RATIO.. As of the date of the attached financial statements, the Debt Coverage Ratio was __:1.00, computed as follows:

      A.     Adjusted Cash Flow for the Subject Period as computed
             on next page::                                       $___________

      B.     Debt Service for Subject Period:(1)

             1.     Interest Charges:                             $___________

             2.     Current Maturities of Long Term Debt:         $___________

             3.     Debt Service (Line B1 +B2):                   $___________

      C.     Interest Coverage Ratio (Line A DIVIDED BY line B3):
                                                                       to 1.00
                                                                  ----
                                                                  ----
      D.     Minimum Requirement:  1.40 to 1.


                                INTEREST COVERAGE RATIO - ADJUSTED CASH FLOW COMPUTATION AS OF JULY 3, 1998




                                                                        ROLLING FOUR-QUARTER PERIOD:


   Adjusted Cash Flow                FISCAL QUARTER     FISCAL QUARTER     FISCAL QUARTER      FISCAL QUARTER     ROLLING 4-QUARTER
   Components                        ENDING 7/3/98      ENDING 3/31/98     ENDING 12/31/97     ENDING 9/26/97     PERIOD TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

1.    Consolidated Net Income:
      a.    Actual Consolidated
            Net Income               $________________  $________________  $________________   $________________  $________________
      b.    Reengineering
            addbacks                 $8,143,000         $3,184,000         $1,277,000          $2,764,000         $________________
      c.    Total (a + b)            $________________  $________________  $________________   $________________  $________________

2.    Depreciation and
      amortization:(1)               _________________  _________________  _________________   _________________  _________________

3.    Other non-Cash expenses        _________________  _________________  _________________   _________________  _________________
      (but excluding deferred
      taxes), non-Cash amounts
      relating to non-recurring
      charges to the extent that
      such charges will not result
      in future cash outflow:

4.    Interest Charges expensed:(1)  _________________  _________________  _________________   _________________  _________________

5.    Capital Expenditures net of    _________________  _________________  _________________   _________________  _________________
      asset dispositions made in
      the ordinary course of
      business:

6.    Extraordinary Capital          _________________  _________________  _________________   _________________  $4,600,000
      Expenditures:

7.    Aggregate dividends made
      by Borrower to its
      shareholders and by any
      Subsidiary which  is not
      a Wholly-Owned subsidiary
      to its minority shareholders:

8.    ADJUSTED CASH FLOW
      (Lines 1c+2+3+4 LESS Line 5
      PLUS Line 6 less Line 7:       $                  $               $                   $                  $
                                      ----------------   -------------   ----------------    ----------------   ----------------
                                      ----------------   -------------   ----------------    ----------------


----------------------

    (1) Include only to the extent deducted from revenues to arrive at Consolidated Net Income during Subject Period.

                                            -I-1-5-

6.    7.14; RESTRICTED JUNIOR PAYMENTS.


      A.     Restricted Junior Payments made during Subject Period:            $
                                                                                ---------
      B.     10% of Shareholders' Equity (Line 4A.1 x 10%):                    $
                                                                                ---------
      C.     50% of Consolidated Net Income during Subject Period:             $
                                                                                ---------
      D.     Leverage Ratio after giving effect to Restricted Junior
             Payments made during Fiscal Quarter:

             1.     Consolidated Funded Indebtedness as of end of
                    Prior Fiscal Quarter:                                      $
                                                                                ---------
             2.     Consolidated Funded Indebtedness incurred to
                    make such Restricted Junior Payments:                      $
                                                                                ---------
             3.     Consolidated Funded Indebtedness after giving
                    effect to Restricted Junior  Payments made
                    during Fiscal Quarter (Lines D1 + D2):                     $
                                                                                ---------
             4.     Consolidated EBITDA for Subject Period (Line
                    3B6):                                                      $
                                                                                ---------
             5.     Adjusted Leverage Ratio (Line D3 DIVIDED BY by
                    Line D4):                                                    to 1:00
                                                                                ---------
                                                                                ---------
             COVENANT REQUIREMENT:   After giving effect to all Restricted
             Junior Payment during Subject Period (a) Line 5A to be less than lesser of (i) Line 5B and (ii) Line 5C and (b) adjusted Leverage
             Ratio to be less than 3.25 to 1.00.

      E.     Amount of purchases and redemptions in clause (c) of Section
             7.14:                                                             $
                                                                                ---------
      F.     Maximum Permitted:                                                $200,000

      B.     PERFORMANCE OF OBLIGATIONS

      A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by the attached financial statements has been made under my supervision with a view to determining whether during such fiscal period Borrower and its respective Subsidiaries performed and observed all of their respective Obligations under the Loan Documents. Except as described in an attached document (which includes the response thereto which Borrower has taken or proposes to take) or in an earlier Compliance Certificate, to the best of my knowledge, as of the date of this Compliance Certificate there is no Default or Event of Default.

                                    -I-1-6-

      C.     NO MATERIAL ADVERSE CHANGE.

      To the best of my knowledge, except as described in an attached document or in an earlier Compliance Certificate, no Material Adverse Effect has occurred since the date of the most recent Compliance Certificate delivered to the Lenders.

      Dated:  _________________, 1998


                                         SUNRISE MEDICAL, INC.,

                                         By
                                            ----------------------------------
                                         Name
                                              --------------------------------
                                         Title
                                               -------------------------------




                                    -I-1-7-

                                                                    EXHIBIT I-2

                               COMPLIANCE CERTIFICATE

To:   Bank Of America National Trust and
      Savings Association, as Agent

      Reference is made to that certain Third Amended and Restated Credit Agreement dated as of August 28, 1997, by and among Sunrise Medical Inc., a Delaware corporation (the "Borrower"), the Subsidiary Borrowers, the Guarantors, the Lenders party thereto (the "Lenders"), and Bank of America National Trust and Savings Association, as Agent for the Lenders (as amended, further restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings assigned thereto in the Credit Agreement.

      This Certificate is delivered in accordance with Section 6.01(l) of the Credit Agreement.

      All balance sheet items are as of the date of the attached financial statements.

      A.     COMPLIANCE WITH FINANCIAL COVENANTS

      Computations showing compliance with Sections 7.01(b), 03, 7.09, 7.10, 7.11, 7.14 and 7.18 of the Credit Agreement are as follows:

1. 7.01(b); CERTAIN DISPOSITIONS. As of the date of the attached financial statements:

      A.     The following Dispositions have been made since July 3, 1998:

              DISPOSITION                     DATE               NET PROCEEDS
              -----------------------------------------------------------------
              1.                                                  $
              2.                                                  $
              3.                                                  $
              4.                                                  $
              5. Total for Dispositions to date:                  $
                                                                   ------------
                                                                   ------------

      COVENANT REQUIREMENT: Total Commitment shall be permanently reduced and outstanding Advances shall be prepaid (by an amount equal to 75% of the net proceeds received by the Borrower and its Subsidiaries in excess of $5,000,000 on a cumulative basis from all Dispositions since July 3, 1998; PROVIDED, HOWEVER that, during the Collateralization Period, the amount of any such reduction and prepayment shall be decreased by an amount equal to any net



                                    -I-2-1-
proceeds of Collateral Dispositions that have been delivered to the Noteholders pursuant to the Security Agreement.

2. 7.03; INVESTMENTS AND ACQUISITIONS. As of the date of the attached financial statements:

      A. The following Acquisitions were made during the Fiscal Year to date:

                                                                   PURCHASE PRICE/
                   ACQUISITION              COMPLETION DATE    INDEBTEDNESS ASSUMED
              ----------------------------------------------------------------------
              1.                                                  $
              2.                                                  $
              3.                                                  $
              4.                                                  $
              5. Total for Acquisitions in Fiscal Year to date:   $
                                                                   ------------
                                                                   ------------

             COVENANT REQUIREMENT: No single Permitted Acquisition to exceed $10,000,000, and all Permitted Acquisitions in any Fiscal Year not to exceed $10,000,000 in the aggregate or $20,000,000 in the aggregate in any Fiscal Quarter following the Sentient Acquisition in which no Sentient Systems Excluded Acquisition Costs have been incurred.

3.    7.09; LEVERAGE RATIO.  As of the date of the attached financial
statements, the Leverage Ratio was     :1.00, computed as follows:
      A.     Consolidated Funded Indebtedness:

             1.     Principal amount of all obligations and
                    liabilities for borrowed money:                       $

             2.     Portion of obligations with respect to capital
                    leases which is capitalized in the consolidated
                    balance sheet:                                        $

             3.     All Contingent Obligations for Persons other
                    than Borrower and its Subsidiaries (without
                    duplication):                                         $

             4.     Consolidated Funded Indebtedness (Lines A1 +
                    A2+ A3):                                              $
                                                                           -------
                                                                           -------

      B. Consolidated EBITDA for period of four Fiscal Quarters ending on the date of the attached financial statements ("Subject Period"):

             1.     Consolidated Net Income for Subject Period
                    (adding back Sentient Systems Excluded
                    Acquisition Costs):  $

                                    -I-2-2-


             2.     Interest Charges for Subject Period:                  $

             3.     Taxes on Consolidated Net Income for Subject
                    Period:                                               $

             4.     Depreciation and amortization for Subject
                    Period:                                               $

             5.     Consolidated EBITDA for Subject Period
                    (Lines B1 + B2 + B3 + B4):                            $
                                                                           -------
                                                                           -------

             For purposes of calculating each of the above items until and including the Fiscal Quarter ending April 2, 1999, each item shall be annualized using the following conventions:


         FOR FINANCIAL                                        SHALL BE
     STATEMENT DATE ENDING       ITEM FOR THIS PERIOD      MULTIPLIED BY
     -------------------------------------------------------------------
     October 2, 1998        Fiscal Quarter ending                4
                            October 2, 1998
     January 1, 1999        Two Fiscal Quarters ending           2
                            January 1, 1999
     April 2, 1999          Three Fiscal Quarters ending        4/3
                            April 2, 1999

      C.     Leverage Ratio (Line A4 DIVIDED BY by Line B5):  ______ to
             1:00

      D.     Maximum Permitted Leverage Ratio:


               FISCAL QUARTER ENDING      MAXIMUM RATIO
              -------------------------------------------
                October 2, 1998                3.65 to 1
                January 1, 1999                3.50 to 1
                April 2, 1999                  3.50 to 1
                Thereafter                     3.25 to 1

4.    7.10; MINIMUM CONSOLIDATED TANGIBLE NET WORTH.

      A.     Actual Consolidated Tangible Net Worth:

             1.     Shareholders' Equity:                           $

             2.     Cumulative translation adjustment to
                    Shareholders' Equity reported for each
                    applicable Fiscal Quarter, commencing with
                    Fiscal Quarter ending March 29, 1996:           $

             3.     Adjusted Shareholders' Equity (Line A1 LESS
                    Line A2):                                       $

             4.     Intangible Assets per Generally Accepted
                    Accounting Principles:                          $

             5.     Change in translated Dollar value of Intangible
                    Assets denominated in foreign currencies as

                                    -I-2-3-

                    calculated in accordance with the definition of
                    "Adjusted Dollar Equivalent":                   $

             6.     Adjusted Dollar Equivalent of Intangible Assets
                    (Line A4 LESS Line A5, if increase; Line A4 +
                    Line A5, if decrease):                          $

             7.     After-tax amount of up to $19,000,000 in
                    pre-tax non-recurring charges exclusive of any
                    portion related to the write-off of Intangible
                    Assets incurred in the Fiscal Quarter ended
                    June 28, 1996:                                  $

             8.     Consolidated Tangible Net Worth for covenant
                    (Lines A3 LESS Line A6 PLUS Line A7):           $
                                                                     --------
                                                                     --------

      B. 50% of Consolidated Net Income for each fiscal quarter ending after June 28, 1996 (no reduction for losses): $

      C.     50% of the net proceeds from issuance of equity
             securities of Borrower after June 28, 1996:            $

      D.     50% of Adjusted Dollar Equivalent of  Intangible
             Assets related to Acquisitions completed after
             December 27, 1996:                                     $

      E.     Minimum required Consolidated Tangible Net Worth
             (Lines B + C LESS Line D PLUS -$16,000,000):           $
                                                                     --------
                                                                     --------

      F.     Excess (Deficient) Consolidated Tangible Net Worth
             (Line A8 LESS Line E):                                 $
                                                                     --------
                                                                     --------

5. 7.11; DEBT COVERAGE RATIO (APRIL 2, 1999 AND THEREAFTER). As of the date of the attached financial statements, the Debt Coverage Ratio was :1.00, computed as follows:

      A.     Adjusted Cash Flow for the Subject Period as computed
             on next page:                                          $

      B. Debt Service for Subject Period (to be annualized until and including Fiscal Quarter ending April 2, 1999--see table following Line 3.B.5):

             1.     Interest Charges:                               $

             2.     Current Maturities of Long Term Debt:           $

             3.     Debt Service (Line B1 +B2):                     $

      C.     Interest Coverage Ratio (Line A DIVIDED BY line B3):      to 1.00
                                                                 ----
                                                                 ----

      D.     Minimum Requirement:



                  FISCAL QUARTER ENDING          MINIMUM RATIO
                  ---------------------------------------------
                  April 2, 1999                     1.15 to 1
                  July 2, 1999 and thereafter       1.50 to 1

                                    -I-2-4-

       INTEREST COVERAGE RATIO - ADJUSTED CASH FLOW COMPUTATION

                                             ROLLING FOUR-QUARTER PERIOD OR ANNUALIZED::
    ADJUSTED CASH FLOW COMPONENTS
(TO BE ANNUALIZED UNTIL AND INCLUDING   MOST RECENT FISCAL    SECOND PRECEDING    THIRD PRECEDING  FOURTH        ROLLING 4-QUARTER
FISCAL QUARTER ENDING APRIL 2, 1999--   QUARTER               FISCAL QUARTER      FISCAL QUARTER   PRECEDING     PERIOD TOTAL
    SEE TABLE FOLLOWING LINE 3.B.5)                                                                FISCAL QUARTER
-----------------------------------------------------------------------------------------------------------------------------------
1. Consolidated Net Income (adding back  $                    $                   $                $              $
   Sentient Systems Excluded Acquisition
   Costs):                                _________________    ________________    _______________   ____________  ______________
                                                                                                                   ______________

2  Depreciation and amortization:(1)      _________________    ________________    _______________   ____________  ______________
                                                                                                                   ______________
3. Other non-Cash expenses (but
   excluding deferred  taxes), non-Cash
   amounts relating to non-recurring
   charges to the extent that such
   charges will not result in future
   cash outflow:
                                         _________________    ________________    _______________   ____________  ______________
                                                                                                                  ______________
4. Interest Charges expensed:(1)
                                         _________________    ________________    _______________   ____________  ______________
                                                                                                                  ______________

5. Capital Expenditures net of asset
   dispositions made in the ordinary
   course of business:
                                        _________________    ________________    _______________   ____________  ______________
                                                                                                                 ______________
6. Aggregate dividends made by Borrower
   to its shareholders and by any
   Subsidiary which  is not a Wholly-
   Owned subsidiary to its minority
   shareholders:
                                        _________________    ________________    _______________   ____________  ______________
                                                                                                                 ______________

7. ADJUSTED CASH FLOW (Lines 1+2+3+4
   LESS Line 5 and less Line 6:          $                    $                   $                $              $
                                        -----------------    ----------------    ---------------   ------------  --------------
                                                                                                                 --------------

-----------------------

(1) Include only to the extent deducted from revenues to arrive at Consolidated Net Income during Subject Period.

                                    -I-2-5-

6.    7.14; RESTRICTED JUNIOR PAYMENTS.

      A.     Restricted Junior Payments made during Subject Period:   $

      B.     10% of Shareholders' Equity (Line 4A.1 x 10%):           $

      C.     50% of Consolidated Net Income during Subject Period:    $

      D.     Leverage Ratio after giving effect to Restricted Junior
             Payments made during Fiscal Quarter:

             1.     Consolidated Funded Indebtedness as of end of
                    Prior Fiscal Quarter:                             $

             2.     Consolidated Funded Indebtedness incurred to
                    make such Restricted Junior Payments:             $

             3.     Consolidated Funded Indebtedness after giving
                    effect to Restricted Junior Payments made
                    during Fiscal Quarter (Lines D1 + D2):            $

             4.     Consolidated EBITDA for Subject Period (Line
                    3B6):                                             $

             5.     Adjusted Leverage Ratio (Line D3 DIVIDED BY by
                    Line D4):                                             to 1:00

             COVENANT REQUIREMENT:   After giving effect to all Restricted
             Junior Payment during Subject Period (a) Line 5A to be less than lesser of (i) Line 5B and (ii) Line 5C and (b) adjusted Leverage
             Ratio to be less than 3.25 to 1.00.

      E.     Amount of purchases and redemptions in clause (c) of
             Section 7.14:                                            $

      F.     Maximum Permitted:                                       $200,000

7. 7.18; CONSOLIDATED EBIT TO INTEREST CHARGES RATIO (OCTOBER 2, 1998 AND JANUARY 1, 1999 ONLY). As of the date of the attached financial statements, the ratio of Consolidated EBIT to Interest Charges was ____ :1.00, computed as follows:

      A.     Interest Charges (Line 3.B.2 annualized -- see table
             following Line 3.B.5):                                   $

      B      Consolidated EBIT (Lines 3.B.1. + 3.B.2 + 3.B.3 annualized --
             see table following Line 3.B.5):                          $

      C.     Ratio of Consolidated EBIT to Interest Charges (Line 7.B
             DIVIDED BY by Line 7.A):                                ___ to 1:00

      D.     Minimum permitted ratio: 2.25 to 1.

                                    -I-2-6-

      B.     COLLATERAL MATTERS

      Computations showing compliance with Sections 6.12 and 6.15 of the Credit Agreement are as follows:

1.    6.12; COLLATERALIZATION EVENT (THROUGH JULY 2, 1999 ONLY).

      A. Cumulative Consolidated EBITDA for period commencing with Fiscal Quarter ending October 2, 1998 through the date of the attached financial statements ("Test Period") (Not annualized):

             1.     Consolidated Net Income for Test Period (adding
                    back Sentient Systems Excluded Acquisition
                    Costs):                                            $

             2.     Interest Charges for Test Period:                  $

             3.     Taxes on Consolidated Net Income for Test
                    Period:                                            $

             4.     Depreciation and amortization for Test Period:     $


             5.     Adjusted cumulative Consolidated EBITDA for
                    Test Period (Lines A1.a. + A2 + A3 + A4):          $
                                                                        ----------
                                                                        ----------

      B.     Applicable minimum cumulative Consolidated EBITDA (from
             following table):                                         $
                                                                        ----------
                                                                        ----------

                   FISCAL QUARTER            MINIMUM CUMULATIVE
                       ENDING                CONSOLIDATED EBITDA
                  ----------------------------------------------
                  October 2, 1998               $15,000,000
                  January 1, 1999               $30,600,000
                   April 2, 1999                $49,500,000
                    July 2, 1999                $69,700,000

             PROVIDED, HOWEVER, that if and when the Alpha Disposition is completed, the foregoing minimum cumulative Consolidated EBITDA amounts shall thereafter be reduced by $1,200,000 per Fiscal Quarter, on a cumulative basis, for the next four Fiscal Quarters, commencing with the Fiscal Quarter in which the Alpha Disposition occurs, with the reduction for the Fiscal Quarter in which the Alpha Disposition occurs to be pro rated from the date the Borrower receives the net proceeds thereof to the end of such Fiscal Quarter.

      C. A Collateralization Event shall be deemed to occur if the amount in Line A.5 is less than amount shown in Line B)

                                    -I-2-7-

2.    6.15; COLLATERAL RELEASE CONDITIONS.

      A.     Cumulative Consolidated EBITDA for period of four consecutive
             Fiscal Quarters, commencing with or after the First Eligible
             Fiscal Quarter ("Test Release Period"):                   $

      B.     Leverage Ratio (Line 3C from prior section)                  _____ to 1:00

             Clause (a) of the definition of Collateral Release Conditions shall be deemed to have been satisfied if:

             - Cumulative Consolidated EBITDA for Test Release Period (Line 2.A) is at least $69,700,000; PROVIDED, HOWEVER, that if the Alpha Disposition has been completed, the foregoing minimum cumulative Consolidated EBITDA amount shall be reduced by $1,200,000 per Fiscal Quarter, on a cumulative basis, for the next four Fiscal Quarters, commencing with the Fiscal Quarter in which the Alpha Disposition occurs, with the reduction amount for the Fiscal Quarter in which the Alpha Disposition occurs to be pro rated from the date the Borrower receives the net proceeds thereof to the end of such Fiscal Quarter

             -      Leverage Ratio (Line A.3.c) is less than 2.50 to 1.

      C.     PERFORMANCE OF OBLIGATIONS

      A review of the activities of Borrower and its Subsidiaries during the fiscal period covered by the attached financial statements has been made under my supervision with a view to determining whether during such fiscal period Borrower and its respective Subsidiaries performed and observed all of their respective Obligations under the Loan Documents. Except as described in an attached document (which includes the response thereto which Borrower has taken or proposes to take) or in an earlier Compliance Certificate, to the best of my knowledge, as of the date of this Compliance Certificate there is no Default or Event of Default.

      D.     NO MATERIAL ADVERSE CHANGE.

      To the best of my knowledge, except as described in an attached document or in an earlier Compliance Certificate, no Material Adverse Effect has occurred since the date of the most recent Compliance Certificate delivered to the Lenders.

      Dated:  ____________ , _______

                                                 SUNRISE MEDICAL, INC.,

                                                 By
                                                   ----------------------------
                                                 Name
                                                     --------------------------
                                                 Title
                                                      -------------------------

                                    -I-2-7-

                                                               SCHEDULE 1.01(b)

                          COMMITMENTS AND PRO RATA SHARES


                  LENDER               COMMITMENT                RATA SHARE PRO
 ----------------------------------------------------------------------------------
 Bank of America National Trust and    $29,454,545.45             24.545454545%
 Savings Association

 NationsBank, N.A.                     $21,818,181.82             18.181818182%


 Union Bank of California, N.A.        $17,454,545.45             14.545454545%

 Deutsche Bank AG                      $ 9,818,181.82              8.181818180%

 Morgan Guaranty Trust Company of New  $ 9,818,181.82              8.181818180%
 York

 PNC Bank, National Association        $ 9,818,181.82              8.181818180%
                                       --------------            --------------
                                       --------------            --------------
 Total                                 $120,000,000              100.000000000%

                                    -O-1-

                                                                    EXHIBIT O

                     PLEDGE, SECURITY, COLLATERAL AGENCY AND
                             INTERCREDITOR AGREEMENT

         THIS PLEDGE, SECURITY, COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this "AGREEMENT") dated as of __________________, is made by Sunrise Medical, Inc. ("Sunrise"), Sunmed Finance Inc., Sunrise Marin Holdings Inc., Sunrise Medical CCG Inc. and Dynavox Systems, Inc. and Sunrise Medical HHG Inc., (collectively, "GRANTORS" and individually, "GRANTOR"), and those Subsidiaries of Sunrise Medical, Inc. ("PARENT") that become parties hereto as a Grantor in the manner provided in Section 17 of this Agreement referred to below, and each of them, jointly and severally, as Grantors, the bank lenders from time to time party to the Bank Credit Agreement referred to below, Bank of America National Trust and Savings Association, as agent for the Bank Lenders (in such capacity, the "BANK AGENT"), the Noteholders from time to time party to the Note Agreement referred to below, and Bank of America National Trust and Savings Association, as collateral agent hereunder (in such capacity, the "COLLATERAL AGENT") (collectively the, "SECURED PARTIES" and individually, a "SECURED PARTY"), with reference to the following facts:

                                    RECITALS

         A. Pursuant to the terms of that certain Third Amended and Restated Credit Agreement dated as of August 28, 1997, as amended, among the Grantors, the bank lenders party thereto (together with any additional bank lenders that from to time become parties thereto ("ADDITIONAL BANK LENDERS"), the "BANK LENDERS") and the Bank Agent (as amended, restated, superseded or otherwise modified from time to time, including any agreement evidencing a refinancing thereof, the "BANK CREDIT AGREEMENT"), the Bank Lenders are extending credit to the Parent and certain Subsidiary Borrowers on the terms provided therein.

         B. Pursuant to the terms of those certain Note Purchase Agreements, each dated as of October 1, 1997 (collectively, as amended, restated, superseded or otherwise modified from time to time, the "NOTE AGREEMENT"), among the Grantors and the several Purchasers named in Schedule A thereto (together with any successors and assigns, the "NOTEHOLDERS"), the Parent sold $50,000,000 of its 7.09% Series A Senior Notes Due October 28, 2004 and $50,000,000 of its 7.25% Series B Senior Notes Due October 28, 2007 (collectively, the "SENIOR NOTES").

         C. As a condition to the continuation of financial accommodations given under the Bank Credit Agreement, and as required by the Noteholders, the Secured Parties are requiring that the Grantors and the Collateral Agent enter into this Agreement to secure the obligations of each Grantor in respect of the Financing Agreements, and to appoint the Collateral Agent as collateral agent for and on behalf of the Secured Parties, as otherwise more particularly set forth herein.

         D. The Grantors may from time to time enter into one or more agreements refinancing all or a portion of the Senior Note Obligations or the Bank Credit Obligations which

                                  -O-2-
notes may be secured by the Collateral (the "ADDITIONAL SENIOR NOTES") to certain purchasers (collectively, the "ADDITIONAL NOTEHOLDERS").

         E. The Grantors have determined that the execution and delivery of this Agreement is in furtherance of their corporate purposes and is in their best interest and that they will derive substantial benefit, whether directly or indirectly, from the execution of this Agreement, having regard for all relevant facts and circumstances.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

         SECTION 1. DEFINED TERMS. As used in this Agreement, and unless the context requires a different meaning, capitalized terms not otherwise defined herein have the respective meanings provided for such terms in the Bank Credit Agreement, and the following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

         "ACCELERATION PREMIUM OBLIGATIONS" means all obligations of any Grantor to pay a "Make Whole Amount" (as defined in Section 8.6 of the Note Agreement) to the Noteholders or Additional Noteholders as a result of the acceleration of the Senior Note Obligations payable under Section 13 of the Note Agreement or any successor provisions thereto, or similar provisions of any Additional Note Agreement.

         "ADDITIONAL NOTEHOLDERS" has the meaning ascribed to that term in the recitals hereto.

         "ADDITIONAL BANK LENDERS" has the meaning ascribed to that term in the recitals hereto.

         "ADDITIONAL NOTE AGREEMENT" means any agreement pursuant to which any Grantor issues and sells one or more series of Additional Senior Notes which are to be secured by the Collateral; PROVIDED that each Additional Noteholder purchasing such Additional Senior Notes issued pursuant thereto has executed an acknowledgment to this Agreement in the form attached as Exhibit E hereto.

         "ADDITIONAL SENIOR NOTES" has the meaning ascribed to that term in the recitals hereto.

         "AFFILIATE" as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGREEMENT" has the meaning ascribed to that term in the introductory paragraph hereto.

         "BANK OF AMERICA" means Bank of America National Trust and Savings Association.

         "BANK LENDERS" has the meaning ascribed to that term in recitals hereto.

                                  -O-3-

         "BANK AGENT" means Bank of America in its capacity as Agent under the Bank Credit Agreement, together with any successors as administrative agent under the Bank Credit Agreement.

         "BANK CREDIT AGREEMENT" has the meaning ascribed to that term in recitals hereto.

         "BANK CREDIT OBLIGATIONS" has the meaning ascribed to the term "Obligations" in the Bank Credit Agreement.

         "BANK DOCUMENTS" has the meaning ascribed to the term "Loan Documents" in the Bank Credit Agreement, any documents delivered pursuant to a Hedging Transaction with a Bank Lender and any other collateral document given to a Bank Lender or the Collateral Agent to secure the Bank Credit Obligations.

         "BANK OUTSTANDINGS" means the sum, without duplication of, (a) all outstanding advances made under the Bank Credit Agreement PLUS (b) all outstanding Letter of Credit Liability.

         "BANKRUPTCY PROCEEDING" means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "CASH" has the meaning ascribed to that term in Section 2(a)(8).

         "CERTIFICATES" means all certificates, instruments or other documents now or hereafter representing or evidencing any Pledged Securities.

          "CODE" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California.

         "COLLATERAL" has the meaning ascribed to that term in Section 2(a).

         "COLLATERAL AGENT" means Bank of America in its capacity as collateral agent hereunder and any successor collateral agent appointed pursuant to Section 18(i).

         "COLLATERAL AGENT-RELATED PERSONS" means the directors, officers, employees and agents of the Collateral Agent.

         "COLLATERAL RELEASE CONDITIONS" means all of the following conditions:

         (a) the Collateral Agent shall have received notice from the Bank Agent that it received a compliance certificate under the Bank Credit Agreement demonstrating that:

                                  -O-4-

                  (i) cumulative Consolidated EBITDA for any period of four consecutive Fiscal Quarters, commencing with or after the First Eligible Fiscal Quarter (as defined below), is at least $69,700,000; PROVIDED, HOWEVER, that if the Alpha Disposition has been completed, the foregoing minimum cumulative Consolidated EBITDA amount shall thereafter be reduced by $1,200,000 per Fiscal Quarter, on a cumulative basis, for the next four Fiscal Quarters, commencing with the Fiscal Quarter in which the Alpha Disposition occurs, with the reduction amount for the Fiscal Quarter in which the Alpha Disposition occurs to be pro rated from the date the Borrower receives the net proceeds thereof to the end of such Fiscal Quarter; and

               (ii) the Leverage Ratio is less than 2.50 to 1 as of the end of such Fiscal Quarter;

         (b) no Default or Event of Default has occurred since the Second Amendment Effective Date which has not been cured or waived; and

                  (c) the Collateral Agent shall have received evidence satisfactory to it that the conditions set forth in clauses (a) and (b) of this definition have been satisfied and, the Collateral Agent is authorized and directed to release all Collateral.

                  "FIRST ELIGIBLE FISCAL QUARTER" means the first Fiscal Quarter following the later of (a) the Fiscal Quarter which triggered the Collateralization Event, and (b) if any Event of Default occurs after the Second Amendment Effective Date, the Fiscal Quarter in which such Event of Default is cured or waived.

         "DEFAULT RATE" has the meaning ascribed to that term in Section 5.

         "DEPOSITORY BANK" has the meaning ascribed to that term in
Section 6(d).

         "DIRECTING PARTY" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Secured Party represented by such Party) that has given such instruction to the Collateral Agent.

         "DOMESTIC SUBSIDIARY" means any direct or indirect Subsidiary of Parent which is incorporated under the laws of any State of the United States and which is engaged in business primarily in the United States, other than Subsidiaries which are Subsidiaries of a Foreign Subsidiary,

         "ENFORCEMENT" means the commencement of enforcement, collection (including judicial or non-judicial foreclosure) or similar proceedings with respect to the Collateral.

         "EVENT OF DEFAULT" has the meaning ascribed to such term in Section 10.

         "FEES AND CHARGES" means any fees, indemnities or other expenses the payment of which is required by the Bank Credit Agreement, the Note Agreement or any Additional Note Agreement.

                                  -O-5-

         "FINANCING AGREEMENTS" means the Bank Documents, the Noteholder Documents or any Additional Note Agreements, any Interest Rate Protection Agreements, this Agreement, each other security document securing the Secured Obligations, and any other instruments, documents or agreements entered into in connection with any Secured Obligation or Financing Agreement.

         "FOREIGN SUBSIDIARY" means any direct Subsidiary of Parent or a direct Subsidiary of a Domestic Subsidiary which is not a Domestic Subsidiary,

         "GRANTORS" means Sunrise Medical, Inc., Sunmed Finance Inc., Sunrise Marin Holdings Inc., Sunrise Medical CCG Inc., Sunrise Medical HHG Inc., Dynavox Systems Inc. and any other Person who grants any Collateral to the Collateral Agent hereunder or any other security document securing the Secured Obligations.

         "HEDGING EXPOSURE" means, on any date of determination for any Hedging Transaction, the amount, as calculated in good faith and in a commercially reasonable manner by the Lender Bank that is a Grantor's counterparty for such Hedging Transaction, which such Lender Bank would pay to a third party (such amount being expressed as a negative number) or received from a third party (such amount being expressed as a positive number) in an arm's length transaction as consideration for the third party's entering into a new transaction with such Lender Bank in which: (a) such Lender Bank holds the same position in the Hedging Transaction as it currently holds; (b) the third party holds the same position as a Grantor currently holds; and (c) the new transaction has economic and other terms and conditions identical in all respects to such Hedging Transaction except that (i) the date of calculation shall be deemed to be the date of commencement of the new transaction and (ii) all period end dates shall correspond to all period end dates, if any, for such Hedging Transaction.

         "HEDGING TRANSACTION" means each interest rate swap transaction, basis swap transaction, forward rate transaction, commodity swap transaction, equity transaction, equity index transaction, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction or any other similar transaction (including any option with respect to any of these transactions and any combination of any of the foregoing) entered into by any Grantor from time to time pursuant to an Interest Rate Protection Agreement; PROVIDED that such transaction is entered into for purposes of protection from price, interest rate, or currency fluctuations posed by debt, contract or purchase order obligations and not for speculative purposes.

         "INTERCREDITOR PROVISIONS" has the meaning ascribed to that term in
Section 22.

         "INTEREST RATE PROTECTION AGREEMENT" means any interest rate swap, cap, floor, collar, forward rate agreement, or other rate protection transaction, or any combination of such transactions or agreements or any option with respect to any such transactions or agreements now existing or hereafter entered into between any Grantor and any Lender Bank.

         "INVENTORY" has the meaning ascribed to that term in Section 2(a)(2).

          "ISSUING LENDER" means, with respect to any Letter of Credit, Bank of America or such other Bank Lender reasonably acceptable to the Bank Agent as may from time to time be designated by the Parent.

                                  -O-6-

         "LETTERS OF CREDIT" means the letters of credit issued pursuant to the Bank Credit Agreement.

         "LETTER OF CREDIT LIABILITY" means, as of any date of determination, all then existing liabilities of the Parent to the Issuing Lender under the Bank Credit Agreement in respect of the Letters of Credit, whether such liability is contingent or fixed, and shall, in each case, consist of the sum of (a) the aggregate maximum amount then available to be drawn under such Letters of Credit (the determination of such maximum amount to assume compliance with all conditions for drawing) and (b) the aggregate amount which has then been paid by, and not been reimbursed to, the Issuing Lender under such Letters of Credit, after giving effect to all reimbursements on such date.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "MAXIMUM AVAILABLE AMOUNT" means, as of any date of determination, the amount that may be drawn under the Letters of Credit (whether or not the beneficiary thereof shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under the Letters of Credit).

         "MATERIAL FOREIGN SUBSIDIARY" means any first tier Foreign Subsidiary the amount of whose assets exceed 2.5% of Consolidated Total Assets as of the end of the Fiscal Quarter preceding the date by which a security interest in 60% of the stock thereof must be granted to the Collateral Agent pursuant to Section
6.12 or 6.13 of the Bank Credit Agreement."

         "NON-DIRECTING PARTY" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Secured Party represented by such Party) that has not given or agreed with such instruction given to the Collateral Agent.

         "NOTE AGREEMENT" has the meaning ascribed to the term in the recitals hereto.

         "NOTEHOLDER DOCUMENTS" means (a) the Note Agreement, (b) any Guarantee Joinder Agreement (as defined in the Note Agreement) and (c) the Senior Notes.

         "NOTEHOLDERS" has the meaning ascribed to the term in recitals hereto.

         "OPINION OF COUNSEL" means a written opinion of an attorney or firm of attorneys which in the case of any Person may be an employee thereof, a copy of which opinion is furnished to each Secured Party.

         "PARTY" means a Lender Bank, the Issuing Lender, the Bank Agent, a Noteholder or any Additional Noteholder.

         "PERSON" means any individual, corporation, partnership, limited liability company, trust or other entity.

         "PLEDGED COLLATERAL" HAS THE meaning ascribed to that term in Section 2(a)(4).

                                  -O-7-

         "PLEDGED SECURITIES" HAS THE meaning ascribed to that term in Section 2(a)(5).

         "PLEDGED SECURITIES SUPPLEMENT" means a supplement in the form of Exhibit C hereto.

         "PLEDGED SUBSIDIARY" means each subsidiary listed on Exhibit B hereto, as amended or deemed amended from time to time by Pledged Securities Supplements.

         "PREFERENTIAL PAYMENT" means any payments or Proceeds from any Grantor or any other source with respect to the Secured Obligations (including from the exercise of any set-off) which are:

                  (a) received by a Secured Party within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to any Grantor, or the acceleration of the Senior Notes, any Additional Senior Notes or any Bank Outstandings, and which payment reduces the amount of the Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to such occurrence, or

                  (b) received by a Secured Party (A) within 90 days prior to the occurrence of any Event of Default (other than an Event of Default arising as a result of the commencement of a Bankruptcy Proceeding) which has not been waived or cured within 45 days after the occurrence thereof and which payment reduces the amount of the Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to the occurrence of such Event of Default or
         (B) within 45 days after the occurrence of such Event of Default, or

                  (iii) received by a Secured Party after the occurrence of a Special Event of Default except as provided in Section 12(b).

         "PROCEEDS" has the meaning assigned to it under the Code and, in any event, includes, but is not limited to, (a) any and all proceeds of any collection, sale or other disposition of the Collateral, (b) any and all amounts from time to time paid or payable under or in connection with any of the Collateral and (c) amounts collected by the Collateral Agent or any Lender Bank by way of set-off, deduction or counterclaim.

         "RECEIVABLES" HAS THE meaning ascribed to that term in Section 2(a)(1).

         "RECORDS" has the meaning ascribed to that term in Section 2(a)(6).

         "REQUIRED ADDITIONAL NOTEHOLDERS" means, with respect to each series of Additional Senior Notes outstanding, the Additional Noteholders holding at least the minimum amount or percentage of the aggregate principal amount of the outstanding Additional Senior Notes of such series entitled to act or refrain from acting thereunder in the applicable situation, as set forth in the Additional Noteholder Documents relating thereto.

         "REQUIRED LENDER BANKS" means those Lender Banks having aggregate percentages of the commitments under the Bank Credit Agreement entitled to act or refrain from acting thereunder in the applicable situation.

                                  -O-8-

         "REQUIRED NOTEHOLDERS" means, the Noteholders holding at least 50% of the aggregate principal amount of the outstanding Senior Notes.

         "REQUIRED SECURED PARTIES" means: (a) the Required Lender Banks under the Bank Credit Agreement, and (b) the Required Noteholders, and (c) the Required Additional Noteholders, each voting as a separate class; PROVIDED that if at any time (x) the aggregate principal amount of the Bank Outstandings under the Bank Credit Agreement represents more than 90% of the sum of the aggregate principal amount of the Bank Outstandings, the Senior Notes and the Additional Senior Notes, "Required Secured Parties" shall mean the Required Lender Banks,
(y) the aggregate outstanding principal amount of the Senior Notes represents more than 90% of the sum of the aggregate principal amount of the Bank Outstandings, the Senior Notes and the Additional Senior Notes, "Required Secured Parties" shall mean the Required Noteholders, and (z) the aggregate outstanding principal amount of the Additional Senior Notes represents more than 90% of the sum of the aggregate principal amount of the Bank Outstandings, the Senior Notes and the Additional Senior Notes, "Required Secured Parties" shall mean the Required Additional Noteholders voting as a single class.

         "SECURED OBLIGATIONS" has the meaning ascribed to that term in Section 2(b).

         "SECURED PARTIES" means the holders, from time to time, of the Secured Obligations.

         "SENIOR DEBT" means debt for borrowed money, other than the Senior Notes and the Bank Credit Agreement which is not subordinated in right of payment to any other obligation of Grantors.

         "SENIOR NOTE OBLIGATIONS" means all outstanding and unpaid obligations of every nature of all Grantors from time to time to the Noteholders under the Noteholder Documents, and to Additional Noteholders under the Additional Note Agreements and the Additional Senior Notes, including, without limitation, the Acceleration Premium Obligations and all fees, collection costs and other expenses otherwise accruing under the Noteholder Documents.

         "SENIOR NOTES" has the meaning ascribed to that term in the recitals hereto.

         "SPECIAL EVENT OF DEFAULT" means: (a) the commencement of a Bankruptcy Proceeding with respect to any Grantor, (b) any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof, or (c) the acceleration of the Senior Notes, any Additional Senior Notes or any Bank Outstandings.

         "SPECIAL TRUST ACCOUNT" means that certain interest bearing trust account maintained by or on behalf of the Collateral Agent for the purpose of receiving and holding Preferential Payments.

         SECTION 2. GRANT OF SECURITY INTEREST IN THE COLLATERAL. (a) Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in, any and all right, title and interest of such Grantor, whether now existing or hereafter acquired or arising, in and to:

                                  -O-9-

                  (1) DOMESTIC RECEIVABLES. All Receivables, whether now existing or hereafter arising, and however evidenced or acquired, in which such Grantor now has or hereafter acquires any rights (the term "RECEIVABLES" means any right of such Grantor to payment for goods sold or leased or for services rendered, whether or not earned by performance (the "ACCOUNTS"), including accounts, accounts receivable, rents, contract rights, including without limitation rights under contracts for the purchase of supplies, instruments, notes, drafts, acceptances, documents, chattel paper arising in connection with the Accounts, and all other forms of obligations owing to such Grantor, and all of such Grantor's rights to any goods and merchandise (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing), in each case owing to a Grantor by an obligor located in the United States or its territories or possessions;

                  (2) DOMESTIC INVENTORY. All present and future inventory and merchandise located in the United States at the locations described on Exhibit A hereto (as amended from time to time), INCLUDING, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing (collectively, "Inventory"), and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

                  (3) LICENSE RE CERTAIN GENERAL INTANGIBLES. The non-exclusive license and right to use, have access to, make copies of and affix to Inventory, all present and future general intangibles consisting of trade secrets, computer programs, brochure and flyer templates and designs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information for the purpose of Secured Parties exercising their rights and remedies hereunder, including to the extent necessary or convenient to collect on any of the Collateral or to market any of the Collateral to customers or potential customers of the Grantors and/or to otherwise dispose of or realize on such Collateral; PROVIDED, HOWEVER, that notwithstanding any other provisions of this Agreement, the license and right of use described in this subsection (3) shall be nontransferable;

                  (4) PLEDGED COLLATERAL. (i) Any and all property of any Grantor now or hereafter pledged and delivered to the Collateral Agent for and on behalf of the Secured Parties and (ii) the Pledged Securities and the Certificates representing or evidencing same, and any and all proceeds and products of any of the foregoing, and any and all collections, dividends, distributions, redemption payments or liquidation payments with respect to any of the foregoing, except dividends or distributions actually paid to any Grantor as permitted under the terms of the Financing Agreements ("PLEDGED COLLATERAL");

                  (5) PLEDGED SECURITIES. Shares of the capital stock of each Pledged Subsidiary listed on Exhibit B hereto, as amended or deemed amended from time to time by delivery of Pledged Securities Supplements, which shares have the percentage of the voting power of all capital stock of each Pledged Subsidiary indicated on Exhibit B or such Pledged Securities Supplements, (i) any and all securities now or hereafter issued in substitution,

                                  -O-10-
         exchange or replacement therefor, or with respect thereto, (ii) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of any Pledged Subsidiary (to the extent such additional capital stock, together with that already pledged hereunder, would equal the percentage indicated on Exhibit B or any Pledged Securities Supplements of the voting power of all such capital stock), and (iii) any and all additional capital stock of such Pledged Subsidiary (to the extent such additional capital stock, together with that already pledged hereunder, would equal the indicated percentage of the voting power of all such capital stock); PROVIDED, HOWEVER, that no security interest hereunder shall attach to any shares, or warrants, options or other rights to subscribe to or acquire any additional capital stock, directly or indirectly of any Pledged Subsidiary which is a Foreign Subsidiary in excess of 60% of the stock of such Foreign Subsidiary held by any Grantor ("PLEDGED SECURITIES");

                  (6) RECORDS. Supporting evidence and documents relating to any of the above described property, including, without limitation, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, customer lists, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, au whether now existing or hereafter arising (collectively, the "Records");

                  (7) ADDITIONS. All additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

                  (8) PROCEEDS AND PRODUCTS. All proceeds and products of the foregoing and all insurance of the foregoing and the proceeds thereof, including all cash, currency, coins and monies (collectively, "CASH"), whether now existing or hereafter arising;

         all of the foregoing being herein referred to as the "COLLATERAL".

         (b) OBLIGATIONS SECURED. The lien and security interest herein granted to the Collateral Agent for the ratable benefit of the Secured Parties is made and given to secure, and shall secure, the prompt payment and performance in full when due (whether by lapse of time, acceleration or otherwise) of (i) any and all indebtedness, obligations and liabilities of any Grantor to the Bank Agent, the Issuing Lender or the Lender Banks under or in connection with or evidenced by the Bank Documents or this Agreement, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, (ii) all indebtedness, obligations and liabilities of any Grantor to the Noteholders under or in connection with or evidenced by the Noteholder Documents or this Agreement, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired,
(iii) all indebtedness, obligations and liabilities of any Grantors to any Additional Noteholders under or in connection with or evidenced by each Additional Note Agreement or this Agreement, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and however evidenced, held or acquired,

                                  -O-11-

(iv) all indebtedness, obligations and liabilities of any Grantor to the Collateral Agent under or in connection with or evidenced by this Agreement, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, (v) all Hedging Exposure and other obligations of any Grantor under or arising in connection with any Interest Rate Protection Agreement, and (vi) any and all expenses and charges, legal or otherwise, suffered or incurred by any Secured Party in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described in clauses (i) through (vi), inclusive, above being referred to herein as the "SECURED OBLIGATIONS").

         (c) On the date this Agreement is executed and delivered, the Collateral Agent shall have a valid security interest under the Code in the Collateral securing the Secured Obligations.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Grantors hereby jointly and severally represent and warrant to, the Secured Parties that:

         (a) As of the date hereof, the Grantors' chief executive offices and chief places of business are at the locations specified on Exhibit A hereto, and no Grantor has any other places of business other than those listed on Exhibit A hereto.

         (b) The Collateral and every part thereof is and will be free and clear of all security interests, liens (including without limitation mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary other than the security interest granted hereunder and Liens permitted under the Financing Agreements.

         (c) No Grantor has invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than such Grantor's name set forth in the introductory paragraph of this Agreement and except for the invoicing of Receivables on invoices which contain one of the trade names listed on Exhibit B hereto and made a part hereof.

         (d) As of the time any Receivable becomes subject to the security interest provided for hereby, each Grantor shall be deemed to have warranted as to each and all of such Receivables that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting and that such Receivable is an account receivable arising out of a bona fide sale, lease or rental of goods by such Grantor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by such Grantor to, the account debtor named therein; that no such Receivable is evidenced by any instrument or chattel paper unless such instrument or chattel paper is promptly endorsed by such Grantor and delivered to the Collateral Agent (other than chattel paper consisting of rental agreements and other ordinary course agreements relating to the lease, rental or sale of goods which shall only be delivered to the Collateral Agent after the occurrence of an Event of Default hereunder and upon the request of the Collateral Agent), excluding

                                  -O-12-
however any instrument executed by an employee of any Grantor or by an employee of any Grantor and his/her spouse and any instrument in a face amount of less than $___________.

         (e) This Agreement creates a valid security interest in the Collateral securing payment and performance of the Secured Obligations and all filings and other action necessary to perfect such security interest in the Collateral have been taken.

         (f) The security interest in the Pledged Collateral created hereby constitutes a first, prior, and indefeasible security interest with respect to the shares of each Domestic Subsidiary and Material Foreign Subsidiary pledged hereunder, and the possession by the Collateral Agent of the certificates representing such Pledged Securities will perfect the Collateral Agent's interest therein.

         (g) The Pledged Securities represent 100% of the ownership interest and voting power of all Domestic Subsidiaries and not less than 60% of the ownership interest and voting power of all Material Foreign Subsidiaries of the Grantors owned by any Grantor.

         (h) All Pledged Collateral at any time delivered to the Collateral Agent shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed stock powers or other instruments of transfer or assignment undated in blank for each certificate, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall hold all Pledged Collateral pledged hereunder on behalf of the Secured Parties pursuant to this Agreement.

         (i) All of the capital stock of each Domestic Subsidiary pledged hereunder is in certificated form (as contemplated by Division 8 of the California Commercial Code), and Grantor covenants to the Collateral Agent that it will not cause or permit any Domestic Subsidiary to issue any capital stock in uncertificated form or seek to convert all or any part of its existing capital stock into uncertificated form (as contemplated by Division 8 of the California Commercial Code).

         (j) All Inventory is located only at the locations set forth on Exhibit A hereto, except, in the case of Collateral that is movable, as required in the ordinary course of a Grantor's business.

         SECTION 4. COVENANTS. The Grantors hereby jointly and severally covenant and agree with the Secured Parties that:

         (a) Each Grantor will pay promptly when due all taxes, assessments, and governmental charges and levies upon or against the Collateral in each case before the same become delinquent and before penalties accrue thereon, unless (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of such Collateral or any material interference with the use thereof by such Grantor and (2) such Grantor shall have set aside on its books, reserves deemed by it to be adequate with respect thereto in accordance with and as required by generally accepted accounting principles consistently applied.

         (b) No Grantor will waste or destroy the Collateral or any part thereof. No Grantor will use, sell, lease, rent or distribute any Collateral in violation in any material respect of any

                                  -O-13-
statute, ordinance or other governmental requirement. Each Grantor will perform in all material respects its obligations under any contract or other agreement constituting a part of the Collateral, it being understood and agreed that no Secured Party has any responsibility to perform such obligations, except as permitted by the Financing Agreements.

         (c) No Grantor will, without the Collateral Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of or otherwise permit a Lien to exist on the Collateral or any interest therein, except as permitted by the Financing Agreements.

         (d) Each Grantor will, upon reasonable notice, at all times allow the Secured Parties, or their respective representatives, free access to and right of inspection of the Collateral located on premises under such Grantor's control; PROVIDED, HOWEVER, so long as no Event of Default exists and is continuing, any such access or inspection shall only be allowed during the Grantors' normal business hours. Each Grantor will, upon request of the Collateral Agent, and then only to the extent it is within such Grantor's power so to do, authorize and instruct all obligors on Receivables to permit the Collateral Agent or its designees to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Collateral Agent may seek to verify. The Grantors shall have the right to accompany the Collateral Agent on any such examination or inspection.

         (e) Each Grantor agrees (i) within 60 days of the end of each quarterly fiscal period of the Parent, to deliver to each Secured Party a certificate signed by a senior financial officer of such Grantor setting forth the total amount of Receivables and Inventory of such Grantor that are securing the Secured Obligations as of the end of such quarterly fiscal period, and (ii) from time to time to deliver to the Secured Parties such evidence (including copies) of the existence and identity of the Collateral and of its availability as collateral security pursuant hereto, as any Secured Party may reasonably request. All of such certificates and evidences shall be in form satisfactory to the requesting Secured Parties or the Collateral Agent.

         (f) No Grantor will change its name, or except as aforesaid, transact business under any trade name, in each case without first giving the Collateral Agent 30 days' prior written notice of its intent to do so, PROVIDED that in the case of any acquisition by any Grantor of any business entity or operation giving rise to the requirement to give notice to the Collateral Agent of the use of a new trade name pursuant to the foregoing, such notice shall be given to the Collateral Agent within 30 days following the date such acquisition is finalized.

         (g) Each Grantor shall notify the Collateral Agent of each location not listed on Exhibit A at which any material amount of Inventory is to be kept including for temporary processing, storage or similar purposes for a period in excess of 15 days. No Grantor shall remove any amount of Inventory to a location not set forth on Exhibit A, or otherwise keep any material amount of Inventory at such a location unless, within 15 days after the and of each month in which such removal or other change occurs such Grantor shall give written notice to the Collateral Agent of such removal or other change and the new location of such Inventory.

         (h) The Collateral Agent agrees to prepare, and the Grantors agree to cooperate with the Collateral Agent to execute and deliver to the Collateral Agent, such further agreements and assignments or other instruments and to do all such other things necessary or reasonably

                                  -O-14-
appropriate to assure the Collateral Agent its security interest hereunder, including such financing statement or statements, continuation statements or amendments thereof or supplements thereto or other instruments as may from time to time be required in order to comply with the Code.

         (i) All such statements, amendments and supplements prepared by the Collateral Agent shall be presented to the Grantors for their signatures and shall be timely filed by the Collateral Agent in all such places as are necessary to maintain the Collateral Agent's perfected security interest in the Collateral. theeffect All filings and actions which may reasonably be expected to become necessary within the immediately succeeding twelve-month period to maintain perfection of such security interest shall be promptly made by the Grantors. The Grantors hereby agree that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to the Grantors wherever the Collateral Agent in its sole discretion desires to file the same.

         (j) In the event for any reason the law of any jurisdiction other than California becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Grantor agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interest of the Collateral Agent as set forth herein under the law of such other jurisdiction to at least the same extent as such security interest would be protected under the Code. If any Collateral is in the possession or control of any of any Grantor's agents or processors and the Collateral Agent so requests, such Grantor agrees to notify such agents or processors in writing of the Collateral Agent's security interest therein and, upon the occurrence and continuance of an Event of Default hereunder and at the Collateral Agent's request, instruct all agents and processors in possession of Collateral to hold all such Collateral for the Collateral Agent's account and subject to the Collateral Agent's instructions.

         (k) Each Grantor shall respond promptly to all reasonable requests of the Collateral Agent for information concerning the conduct of all lawsuits brought by any Grantor (or in which the Grantors participates) against any other Person. Each Grantor will warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Collateral Agent.

         (l) Each Grantor shall remain liable to the Secured Parties for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever the Collateral Agent reasonably determines is lawfully entitled thereto.

         (m) Each Grantor shall keep all of its books and records relating to the Receivables only at its chief executive office and places of business as specified pursuant to Section 3(a). No Grantor will maintain its chief executive office or places of business at any location other than those specified in Section 3(a) without first providing the Collateral Agent 30 days' prior written notice of its intent to do so; PROVIDED, HOWEVER, that such notice shall not be deemed effective until the Collateral Agent has acknowledged receipt thereof.

                                  -O-15-

         (n) The Collateral and every part thereof will be free and clear of all security interests, liens (including without limitation mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description, whether voluntary or involuntary, other than the security interest granted hereunder and as permitted by the Financing Agreements.

         (o) Each Grantor shall provide such additional endorsements, forms and writings and execute all documents and take such other action as the Collateral Agent deems necessary to create and perfect a security interest in the Pledged Collateral or as the Collateral Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or the administration of the Pledged Collateral.

         (p) No Grantor shall at any time cause or permit any Pledged Subsidiary to issue any additional capital stock, or any warrants, options or other rights to acquire any additional capital stock to any Person other than a Grantor or, as to any Foreign Subsidiary, as required by law.

         (q) Each Grantor shall from time to time (i) upon obtaining any additional shares of any Pledged Subsidiary or any other securities constituting Pledged Securities or (ii) when required to pledge additional collateral pursuant to any Financing Agreement, promptly deliver to the Collateral Agent a duly executed Pledged Securities Supplement identifying the additional shares which are being pledged, accompanied by duly executed stock powers or other instruments of transfer or assignment undated in blank for each certificate, all in form and substance satisfactory to the Collateral Agent); PROVIDED, HOWEVER, that no security interest hereunder shall attach to any shares, or warrants, options or other rights to subscribe to or acquire any additional capital stock, of any Pledged Subsidiary which is a Foreign Subsidiary in excess of 60% of the voting stock of such Foreign Subsidiary held by any Grantor. Each Grantor hereby authorizes the Collateral Agent to attach each Pledged Securities Supplement to this Agreement and agrees that all shares listed on any Pledged Securities Supplement delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Securities.

         (s) In the event that the holder of any Senior Notes or Bank Credit Obligations shall transfer such Senior Note or Bank Credit Obligations, the Parent shall promptly so advise the Collateral Agent. Each transferee of any Senior Note or Bank Credit Obligations shall take such Senior Note or Bank Credit Obligations subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder, by each previous holder of such Bank Credit Obligations or Senior Note, prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Party under this Agreement. The Collateral Agent shall not be obligated to give any Party notice of any such transfer.

         SECTION 5. COLLATERAL AGENT MAY PERFORM. On failure of any Grantor to perform any of the covenants and agreements herein contained, the Collateral Agent may, at its option, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in

                                  -O-16-
defending against any adverse claim and all other expenditures which the Collateral Agent may be compelled to make by operation of law or which the Collateral Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Grantors immediately without notice or demand, shall constitute so much additional Secured Obligations and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 2% to the rate per annum from time to time announced by Bank of America in San Francisco, California, as its reference rate with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be effective on the date of such change in said reference rate (such rate per annum as so determined being hereinafter referred to as the "DEFAULT RATE"). No such performance of any covenant or agreement by the Collateral Agent on behalf of the Grantors, and no such advancement or expenditure therefor, shall relieve the Grantors of any default under the terms of this Agreement. The Collateral Agent, in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Collateral Agent, in performing any act hereunder, shall be the sole judge in reasonably determining whether the Grantors is required to perform the same under the terms of this Agreement. The Collateral Agent shall be under no duty or obligation to (i) preserve, maintain or protect the Collateral or any Grantor's rights or interest therein, (ii) exercise any voting rights with respect to the Pledged Collateral, whether or not an Event of Default has occurred or is continuing, or (iii) make or give any notices of default, presentments, demands for performance, notices of nonperformance or dishonor, protests, notices of protest or notice of any other nature whatsoever in connection with the Collateral on behalf of any Grantor or any other Person having any interest therein; and the Collateral Agent does not assume and shall not be obligated to perform the obligations of any Grantor, if any, with respect to the Collateral.

         SECTION 6. COLLECTION OF RECEIVABLES. (a) Until an Event of Default hereunder has occurred and is continuing and the Collateral Agent instructs the Grantors otherwise, each Grantor shall make collection of all Receivables and may use the proceeds thereof to carry on its business in the ordinary course as presently conducted and otherwise subject to the terms hereof, and any goods sold by any Grantor which are returned by a customer or account debtor or otherwise recovered may be resold by a Grantor in the ordinary course of its business; upon the occurrence and during the continuation of any Event of Default hereunder if the Grantors are so instructed by the Collateral Agent, such goods shall be set aside and held by each Grantor as trustee for the Secured Parties and shall remain part of the Collateral Agent's Collateral. Unless and until an Event of Default occurs and is continuing and the Collateral Agent notifies the Grantors otherwise, each Grantor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of business and otherwise for amounts and on terms which such Grantor in good faith considers advisable.

         (b) Upon the occurrence and during the continuation of any Event of Default, whether or not the Collateral Agent has exercised any or all of its rights under other provisions of this Section 6, upon the request of the Collateral Agent:

                                  -O-17-

                  (i) each Grantor shall notify the Collateral Agent promptly of all returns and recoveries and on request deliver the returned goods to the Collateral Agent. Upon the occurrence and during the continuation of any Event of Default and if so instructed by the Collateral Agent, each Grantor shall also notify the Collateral Agent promptly of all disputes and claims and settle or adjust them at no expense to the Secured Parties, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business shall be granted to any customer or account debtor and no returns of goods shall be accepted by the Grantors without the Collateral Agent's consent. The Collateral Agent may settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Collateral Agent considers advisable;

                  (ii) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by each Grantor, be immediately endorsed to and deposited with the Collateral Agent; and/or

                  (iii) each Grantor shall instruct all account debtors to remit all payments in respect of Receivables to a lockbox or lockboxes under the sole custody and control of the Collateral Agent to be maintained at post offices selected by the Collateral Agent.

         (c) Upon the occurrence and during the continuation of any Event of Default, whether or not the Collateral Agent has exercised any or all of its rights under other provisions of this Section 6, the Collateral Agent or its designee may notify each Grantor's customers or account debtors at any time without prior notice to any Grantor that Receivables have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and either in its own name, or such Grantor's or both, demand, collect (including without limitation through a lockbox described in Section 6(b)(3)), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Collateral Agent's discretion file any claim or take any other action or proceeding which the Collateral Agent may deem necessary or appropriate to protect and realize upon the security interest of the Collateral Agent in the Receivables.

         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Collateral Agent pursuant to any of the provisions of
Section 6(b) or (c) shall be handled and administered by the Collateral Agent in and through a remittance account or accounts maintained by the Collateral Agent at a commercial bank or banks (which may be Bank of America) selected by the Collateral Agent (collectively the "DEPOSITORY BANKS" and individually a "DEPOSITORY BANK"), and each Grantor acknowledges that the maintenance of such remittance accounts by the Collateral Agent is solely for the Collateral Agent's own convenience and that no Grantor has any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof and shall be subject to the right of the Collateral Agent therein as set forth in this Agreement. The Collateral Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations then due and payable in such amounts and in such manner and order as set forth in Section 11 of this Agreement. The Collateral Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depository Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Collateral Agent and such Depository Bank as such. However, if the

                                  -O-18-

Collateral Agent does permit credit to be given for any item prior to a Depository Bank receiving final payment therefor and such Depository Bank fails to receive such final payment or an item is charged back to the Collateral Agent or any Depository Bank for any reason, the Collateral Agent may at its election in either instance charge the amount of such item back against any such remittance accounts, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any remittance account, each Grantor shall furnish the Collateral Agent with a report in such form as the Collateral Agent shall require identifying the particular Receivable or other Collateral from which the same arises or relates. Each Grantor hereby jointly and severally indemnifies each Secured Party from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees (including the allocated cost of inhouse counsel) suffered or incurred by such persons because of the maintenance of the foregoing arrangement, except for such liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and fees which result solely and directly from the gross negligence or willful misconduct of the person seeking to be indemnified. No Secured Party shall have any liability or responsibility to any Grantor for a Depository Bank accepting, any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

         SECTION 7. VOTING RIGHTS; DIVIDENDS; ETC. So long as no Event of Default occurs and remains continuing:

         (a) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities, or any part thereof, for any purpose not inconsistent with the terms of any Financing Agreement or this Agreement; PROVIDED, HOWEVER, that each Grantor shall exercise, or shall refrain from exercising, any such right if it would result in a Default or an Event of Default.

         (b) Each Grantor shall be entitled to receive and to retain and use only those dividends or distributions paid to such Grantor as permitted (or not prohibited) under the terms of the Financing Agreements; PROVIDED, HOWEVER, that any and all such dividends or distributions received in the form of capital stock shall be, and the Certificates representing such capital stock forthwith shall be, to the extent required to make the representation in Section 4(f) true and correct after giving effect to such dividend, delivered to the Collateral Agent to hold as, Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property of such Grantor, and forthwith be delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements); PROVIDED, HOWEVER, that no security interest hereunder shall attach to any shares, or warrants, options or other rights to subscribe to or acquire any additional capital stock, of any Pledged Subsidiary which is Foreign Subsidiary in excess of 60% of the voting stock of such Foreign Subsidiary.

         SECTION 8. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein, each Grantor appoints the Collateral Agent, its nominee, or any other Person whom the Collateral Agent may designate as such Grantor's attorney in fact, with full power upon the occurrence and during the continuance of an Event of Default hereunder, to sign such Grantor's name on verifications of accounts and to send requests for verification of Receivables to

                                  -O-19-
customers or account debtors, to endorse such Grantor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Collateral Agent's possession, to sign such Grantor's name on any invoice or bill of lading relating to any Receivables, on claims to enforce collection of any Receivables, on notices to and drafts against customers, on schedules and assignments of Receivables, on notices of assignment and on public records, to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Collateral Agent, to receive, open and dispose of all mail addressed to such Grantor and to do all things necessary to carry out this Agreement. The Grantors hereby ratify and approve all acts of any such attorney and agree that neither the Collateral Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable so long as the Agreement remains in effect. The Collateral Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without any Grantor's signature appearing thereon. Each Grantor also hereby grants the Collateral Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of any or all the Grantors without notice thereof to any Grantor, which power of attorney is coupled with an interest and is irrevocable as long as this Agreement is in effect.

         SECTION 9. GRANTORS' INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Grantors shall indemnify, defend and hold the Collateral Agent-Related Persons, and each Secured Party and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Collateral Agent or replacement of any Lender Bank or Noteholder) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Bankruptcy Proceeding or appellate proceeding) related to or arising out of this Agreement, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Grantors shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         SECTION 10. DEFAULTS AND REMEDIES. (a) The occurrence of any of the following events, or the existence of any of the following conditions, shall constitute an "Event of Default" hereunder:

                  (i) the occurrence of any event or the existence of any condition which is specified as an Event of Default under the Bank Credit Agreement, the Note Agreement or any Additional Note Agreement; or

                                  -O-20-

                  (ii) any representation or warranty made by any Grantor herein, or in any written statement or certificate furnished by it pursuant hereto, or in connection with this Agreement shall be untrue in any material respect as of the date of the issuance or making thereof; or

                  (iii) default in the observance or performance by any Grantor of any provision of this Agreement, and such default continues for five days.

         (b) With respect to all of the Collateral other than Cash, upon the occurrence and during the continuation of any Event of Default hereunder, the Collateral Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), including entering any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; and further the Collateral Agent may, without demand and without advertisement, except with respect to a public sale, hearing or process of law, all of which each Grantor hereby waives, at any time or times, sell and deliver any or all Collateral (other than Cash) held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion, provided that said disposition complies with any and all mandatory legal requirements. In addition to all other sums due any Secured Party, the Grantors shall pay the Secured Parties all costs and expenses incurred by them, and each of them, including a reasonable allowance for attorneys' fees (including the allocated cost of inhouse counsel) and court costs, in obtaining, liquidating or enforcing payment of Collateral or Secured Obligations or in the prosecution or defense of any action or proceeding by or against such Secured Party concerning any matter arising out of or connected with this Agreement, the Collateral or Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Grantors in accordance with Section 20(b) at least 10 days before the time of sale or other event giving rise to the requirement of such notice; however, no notification need be given to the Grantors if the Grantors have signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition, provided that the Grantors are not hereby agreeing to sign such a statement. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Collateral Agent, any Lender Bank, any Noteholder or any Additional Noteholders may be the purchaser at any such sale. To the extent permitted by applicable law, the Grantors hereby waive all of their rights of redemption from any such sale. Subject to the provisions of applicable law, the Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Collateral Agent may further postpone such sale by announcement made at such time and place.

         (c) With respect to all of the Collateral other than Cash, without in any way limiting the foregoing, the Collateral Agent shall, upon the occurrence and during the continuation of any

                                  -O-21-

Event of Default hereunder, have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral (other than Cash) and anything found therein, the right for that purpose to enter without legal process any premises where such Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the Grantors' premises (each Grantor hereby agreeing to lease such premises without cost or expense to the Collateral Agent or its designee if the Collateral Agent so requests) or to remove the Collateral (other than Cash) or any part thereof to such other places as the Collateral Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Grantors shall, upon the Collateral Agent's demand, assemble the Collateral (other than Cash) and make it available to the Collateral Agent at a place designated by the Collateral Agent. If the Collateral Agent exercises its right to take possession of the Collateral (other than Cash), the Grantors shall also at their expense perform any and all other steps reasonably requested by the Collateral Agent to preserve and protect the security interest hereby granted in such Collateral, such as placing and maintaining signs indicating the security interest of the Collateral Agent, appointing overseers for such Collateral and maintaining Inventory records.

         (d) With respect to Pledged Collateral upon the occurrence and during the continuance of an Event of Default:

                  (i) at the option of the Collateral Agent, all rights of the Grantors to exercise the voting and other consensual rights with respect to Pledged Collateral which it would otherwise be entitled to exercise pursuant to Section 7(a), and to receive the dividends and distributions with respect to Pledged Collateral which it would otherwise be authorized to receive and retain pursuant to Section 7(b), shall, cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions. The Collateral Agent shall give notice thereof to the Parent; PROVIDED, HOWEVER, that
         (A) neither the giving of such notice nor the receipt thereof by Parent or any other Grantor shall be a condition to exercise of any rights of the Collateral Agent hereunder, and (B) the Collateral Agent shall incur no liability for failing to give such notice.

                  (ii) all dividends and other distributions which are received by any Grantor contrary to the provisions of the Credit Documents shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor, and forthwith shall be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  (iii) each Grantor hereby revokes all previous proxies with regard to the Pledged Securities and appoints the Collateral Agent as its proxyholder to attend and vote at any and all meetings of the shareholders of each Pledged Subsidiary, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of each Pledged Subsidiary on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written

                                  -O-22-
         consents; PROVIDED, HOWEVER, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default, and that the Collateral Agent shall have instructed the proxyholder to exercise voting rights with respect to the Pledged Securities or any of them. Each Grantor hereby authorizes the Collateral Agent to substitute another person as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as all Obligations have been paid and performed in full.

                  (iv) whether or not any of the Pledged Collateral has been effectively registered under the Securities Act of 1933 or other applicable laws, the Collateral Agent may, in its sole and absolute discretion, sell all or any part of the Pledged Collateral at private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable. Without limiting the foregoing, the Collateral Agent may (A) approach and negotiate with a limited number of potential purchasers, and (B) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any of the Pledged Collateral is sold at private sale, each Grantor agrees that if the Pledged Collateral is sold for a price which the Collateral Agent in good faith believe to be reasonable, then (x) the sale shall be deemed to be commercially reasonable in all respects, (y) no Grantor shall be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (z) the Collateral Agent shall not incur any liability or responsibility to any Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for Pledged Collateral which is not regularly traded on a recognized securities exchange, and that a sale by the Collateral Agent of any such Pledged Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of Pledged Collateral or Pledged Collateral that is privately traded.

         (e) With respect to Cash, upon the occurrence and during the continuation of any Event of Default hereunder, the Collateral Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), the right to exercise exclusive control over any proceeds of Collateral in its possession or held at any Depository Bank or in any lockbox established pursuant to Section 6(b), including Cash, including without limitation the right to collect, withdraw and receive all amounts due or to become due or payable under each such deposit account, and shall have the right to apply such amounts in reduction of the Secured Obligations as contemplated by
Section 11.

         (f) Failure by the Collateral Agent to exercise any right, remedy or option under this Agreement or any other agreement among the Grantors and the Collateral Agent or provided by law, or delay by the Collateral Agent in exercising the same, shall not operate as a waiver; no

                                  -O-23-
waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither the Collateral Agent nor any party acting as attorney for the Collateral Agent shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Parties may have.

         SECTION 11.       APPLICATION OF PROCEEDS.

         (a) Any and all Proceeds received or collected by the Collateral Agent pursuant to Section 6 or 7 or in connection with any Enforcement and any Preferential Payments required to be paid to all Secured Parties in accordance with the provisions of Section 10, shall be applied promptly by the Collateral Agent, as follows:

                  FIRST: To the payment of the reasonable costs and expenses of such sale, collection or other realization, including, without duplication, fees and expenses of counsel (including the allocated cost of inhouse counsel) to the Collateral Agent evidenced by reasonable and customary computer back-up detail, unpaid collateral agency fees, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;

                  SECOND: To the ratable payment of the Secured Obligations then due to Secured Parties, calculated in accordance with the provisions of
         Section 11(b);

                  THIRD:    To the ratable payment of the Fees and Charges to
         Secured Parties; and

                  FOURTH: After payment in full of all Secured Obligations, to the payment to or upon the order of the Grantors, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

         Until such Proceeds are so applied, the Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

         (b) Any Proceeds received by the Collateral Agent in respect of the Collateral (net of any amounts applied in accordance with Section 11(a) FIRST) shall be applied in accordance with the priority set forth in Section 11(a) SECOND so that each Secured Party shall receive payment of its proportionate amount of all such Proceeds, as the case may be. Payment shall be based upon the proportion which the amount of such Secured Obligations of such Secured Party bears to the total amount of all Secured Obligations of all such Secured Parties, including, without limitation, Hedging Exposure to any Lender Bank. For purposes of determining the proportionate amounts of all Secured Obligations sharing in any such distribution: (i) the amount of the outstanding Bank Credit Obligations shall be deemed to be the sum of the principal amount of the Bank Outstandings (including, subject to Section 11(c), the Maximum Available Amount) and all accrued interest and letter of credit fees and commitment fees with respect thereto but excluding Fees and Charges other than letter of credit fees and commitment fees, (ii) the amount of the outstanding Senior Note Obligations shall be deemed to be the

                                  -O-24-
principal amount of the Senior Notes plus all accrued interest with respect thereto, including, without limitation, the Acceleration Premium Obligations, but excluding Fees and Charges, and (iii) the amount of the outstanding Hedging Exposure shall be deemed to be the amount of any Grantor's obligations then due and payable (exclusive of expenses or similar liabilities, but including early termination payments then due) in connection with any Hedging Transaction and all accrued interest with respect thereto, but excluding Fees and Charges. In the event the Proceeds received by the Collateral Agent shall be insufficient to pay in full the whole amount so due and owing upon the Secured Obligations to all Secured Parties, then such Proceeds shall be shared ratably according to the aggregate of such principal and the accrued interest and fees with respect thereto including, without limitation, any Acceleration Premium Obligation, but excluding Fees and Charges, with the application of such Proceeds to be made by each Secured Party as directed in the applicable Bank Documents, Note Agreement or Additional Note Agreement, or if not so directed, as determined by each Secured Party in its sole discretion.

         (c) Notwithstanding anything herein to the contrary, any amounts distributed for application to any Grantor's liabilities with respect to any such undrawn Letters of Credit shall be held by the Agent and the Lender Banks as collateral security for such liabilities until a drawing thereon, at which time such collateral shall be applied to such liabilities. If Letters of Credit constituting part of the Bank Credit Obligations expire without having been drawn upon in full, the undrawn portion shall be excluded from the Bank Credit Obligations for purposes of Section 11(a) and (b), all as though such undrawn portion had never existed. If distributions have previously been made under Section 11(a) and (b) with respect to Letters of Credit constituting part of the Bank Credit Obligations which expire without having been drawn upon in full, the amounts due each Secured Party out of such distribution shall be redetermined by excluding the undrawn amount of such expired Letters of Credit from the calculations under such Sections and if a redetermination reveals that there has been an overpayment to any Secured Party, each Secured Party which received such an overpayment shall pay to those other Secured Parties who were underpaid in respect of such distribution the amount of the underpayment.

         (d) Payments by the Collateral Agent in respect of (i) the Bank Credit Obligations shall be made to the Lender Banks in accordance with the Bank Credit Agreement; (ii) the Senior Note Obligations shall be made as directed in writing by the Noteholder or the Additional Noteholder, as the case may be, to whom such Senior Note Obligations are owed; and (iii) Hedging Exposure shall be made as directed by the Lender Bank to which such is owed.

         SECTION 12. PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT.

         (a) The Collateral Agent shall give each Secured Party a written notice (a "NOTICE OF SPECIAL DEFAULT") promptly after being notified in writing by a Secured Party that a Special Event of Default has occurred. After the receipt of such Notice of Special Default, all Preferential Payments other than those payments received pursuant to Section 11(b) shall be deposited into the Special Trust Account. Each Secured Party agrees that no Event of Default shall occur as a result of payments so made on a timely basis to the Collateral Agent.

         (b) If (i) such Special Event of Default is waived by the Required Lender Banks under the Bank Credit Agreement or the Required Noteholders or the Required Additional Noteholders, if any, or both, as the case may be, and if no other Event of Default has occurred

                                  -O-25-
and is continuing, (ii) such Special Event of Default is cured by the Grantors or by any amendment of the Bank Credit Agreement, the Note Agreement or any Additional Note Agreement, as the case may be, and if no other Event of Default has occurred and is continuing or (iii) the Secured Obligations have not been accelerated and the Required Secured Parties have not instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against any Grantor, liquidate the Collateral, commence a Bankruptcy Proceeding against any Grantor, seize Collateral, or exercise other remedies of similar character prior to the 90th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of interest earned thereon, held in the Special Trust Account representing payment of any Secured Obligations to the Secured Party initially entitled thereto, and no payments thereafter received by a Secured Party shall constitute a Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Secured Party for which such Secured Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment. If the Special Event of Default is an Event of Default under the terms of the Bank Credit Agreement, the Note Agreement or any Additional Note Agreement, the Collateral Agent shall not return any payments to the Secured Parties pursuant to (i) above unless the Required Lender Banks under the Bank Credit Agreement or the Required Noteholders or the Required Additional Noteholders, if any, have waived such Special Event of Default.

         (c) Each Secured Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Preferential Payments, (ii) hold such amounts in trust for the Secured Parties and act as agent of the Secured Parties during the time any such amounts are held by it, and (iii) deliver to the Collateral Agent such amounts for deposit into the Special Trust Account.

         (d) If (i) an Event of Default has occurred and has not been waived or cured within 90 days after the occurrence thereof, (ii) the Secured Obligations have been accelerated or (iii) the Required Secured Parties have instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against any Grantor, liquidate the Collateral, commence a Bankruptcy Proceeding against any Grantor, seize Collateral, or exercise other remedies of similar character, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of Section 11(a) above. Any Secured Party which is aware of the same, shall give the Collateral Agent written notice of any Event of Default which has occurred and which has not been waived or cured within 90 days after the occurrence thereof, PROVIDED that failure to give any such notice shall not modify, amend or otherwise prejudice or affect the rights of any Secured Party hereunder.

         SECTION 13. INVALIDATED PAYMENTS. If any amount distributed by the Collateral Agent to a Secured Party in accordance with the provisions of this Agreement is subsequently required to be returned or repaid by the Collateral Agent or such Secured Party to any Grantor or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "REPAYMENT EVENT"), the Collateral Agent shall thereafter apply proceeds received in a manner consistent with the terms of this Agreement such that all Secured Parties receive such proportion of the Proceeds as would have been received had the original payment which gave rise to such Repayment Event not occurred. If a Repayment Event occurs

                                  -O-26-
which results in the Collateral Agent being required to return or repay any amount distributed by it under this Agreement, the Secured Party to which such amount was distributed shall, promptly upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent such amount; PROVIDED that, if any Secured Party shall fail to promptly pay such amount to the Collateral Agent, the Collateral Agent may deduct such amount from any amounts payable thereafter to such Secured Party under this Agreement.

         SECTION 14. APPOINTMENT OF COLLATERAL AGENT. Each Secured Party hereby irrevocably (subject to Section 18(i)) appoints, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender Bank, any Noteholder or Additional Noteholders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Collateral Agent.

         SECTION 15. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE REQUIRED SECURED PARTIES.

         (a) The Collateral Agent agrees that it will not release Liens or Collateral except as required hereunder or commence Enforcement without the direction of the Required Secured Parties. The Collateral Agent agrees to administer this Agreement and the Collateral and to make such demands and give such notices under this Agreement as the Required Secured Parties may request, and to take such action to enforce this Agreement and to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed by the Required Secured Parties. The Collateral Agent shall not be required to take any action that is in the Opinion of Counsel contrary to law or to the terms of this Agreement, or that would in the Opinion of Counsel subject it or any of its officers, employees, agents or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement, unless and until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Secured Parties against any and all loss, cost, expense or liability in connection therewith.

         (b) Each Party agrees that the Collateral Agent shall act as the Required Secured Parties may request (regardless of whether any individual Party or Secured Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request and that no Directing Party or Non-Directing Party shall have any liability to any Non-Directing Party or Directing Party, respectively, for any such request. The Collateral Agent shall give prompt notice to the Non-Directing Parties of action taken pursuant to the instructions of the Required Secured Parties to enforce this Agreement; PROVIDED, HOWEVER, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement of the action so taken. Notwithstanding anything herein to the contrary, the Required Secured Parties shall agree to release the Collateral from the security interests granted for the benefit of any Non-Directing Party only if the Collateral Agent is concurrently releasing the

                                  -O-27-
security interest granted with respect to such Collateral for all Secured Parties having a security interest in such Collateral.

         (c) Each Party agrees that the only right of a Non-Directing Party under this Agreement is for Secured Obligations held by such Non-Directing Party to be secured by the Collateral for the period and to the extent provided therein and in this Agreement and to receive a share of the proceeds of the Collateral, if any, to the extent and at the time provided in this Agreement.

         (d) The Collateral Agent may at any time request directions from the Required Secured Parties as to any course of action or other matter relating hereto or relating to this Agreement. Except as otherwise provided in this Agreement, directions given by the Required Secured Parties to the Collateral Agent hereunder shall be binding on all Secured Parties, including all Non-Directing Parties, for all purposes. If the Collateral Agent does not receive directions from the Required Secured Parties in any instance, it shall not be obligated to do anything.

         (e) Nothing contained in this Agreement shall affect the rights of any Party to give any other Party notice of any default, accelerate or make demand for payment of their respective Secured Obligations under the Financing Agreements or collect payment thereof other than through a realization on or in respect of the Collateral or any part or portion thereof, nor shall anything contained in this Agreement be deemed or construed to affect the rights of any Party to administer, modify, waive or amend any term or provision of any Financing Agreement to which it and any Grantor is a party, other than this Agreement or any other security document securing the Secured Obligations. If a Party (upon authorization of the Required Secured Parties) instructs the Collateral Agent to take any action, commence any proceedings or otherwise proceed against the Collateral or enforce this Agreement, and such action or proceedings are or may be defective without the joinder of other Parties as parties, then all other Parties shall join in such actions or proceedings. Each Party agrees not to take any action to enforce any term or provision of this Agreement or to enforce any of its rights in respect of the Collateral except through the Collateral Agent in accordance with this Agreement.

         (f) Any Secured Party which has actual knowledge of an Event of Default, or facts which indicate that an Event of Default has occurred, shall deliver to the Collateral Agent a written statement describing such Event of Default or facts. Failure to do so, however, does not constitute a waiver of such Event of Default by the Secured Parties.

         SECTION 16. INFORMATION. If the Collateral Agent proceeds to enforce this Agreement or to collect, sell, otherwise dispose of or take any other action with respect to any of such agreements or the Collateral or any portion thereof or proposes to take any other action pursuant to or contemplated by this Agreement, the Parties hereto agree as follows:

         (a) The Bank Agent shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Bank Credit Obligations owing to the Issuing Lender, the Bank Agent and the Lender Banks as at such date as the Collateral Agent may specify; and
(ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by the Lender Banks to be applied to satisfy Bank Credit

                                  -O-28-

Obligations. The Lender Banks shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

         (b) The Bank Lenders (or any agent acting on behalf of such Bank Lenders) shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Bank Credit Obligations owing to such Bank Lenders as at such date as the Collateral Agent may specify; and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Bank Lenders to be applied to satisfy Bank Credit Obligations. The Bank Lenders shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

         (c) Each Noteholder shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Senior Note Obligations owed to such Noteholder as at such date as the Collateral Agent may specify; (ii) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the amount that would be payable as a "Make Whole Amount" under Section 8.6 of the Note Agreement if necessary for a payment relating to the sharing of Proceeds and (iii) promptly from time to time thereafter, notify the Collateral Agent of any payment received thereafter by such Noteholder to be applied to the principal of or interest or "Make Whole Amount" on the Senior Note Obligations owing to such Noteholder. Each Noteholder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

         (d) Each Additional Noteholder shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Senior Note Obligations owed to such Additional Noteholder as at such date as the Collateral Agent may specify; (ii) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the amount that would be payable as a "Make Whole Amount" under any Additional Note Agreements if necessary for a payment relating to the sharing of Proceeds and (iii) promptly from time to time thereafter, notify the Collateral Agent of any payment received thereafter by such Additional Noteholder to be applied to the principal of or interest or "Make Whole Amount" on the Senior Note Obligations owing to such Additional Noteholder. Each Additional Noteholder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

         (e) Each Lender Bank party to a Hedging Transaction shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the notional amount under such Hedging Transaction and the amount payable by any Grantor upon early termination of such Hedging Transaction at the date of termination as fixed by such Interest Rate Protection Agreement and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender Bank to be applied to amounts due upon early termination of such Hedging Transaction. Such Lender Bank shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

         (f) Each Lender Bank party to any Letter of Credit shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the Letter of Credit Liability applicable to such Letter of Credit and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender Bank to be applied to

                                  -O-29-
amounts due under such Letter of Credit. Such Lender Bank shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

         SECTION 17 ADDITIONAL PARTIES. (a) If any Grantor creates or otherwise acquires any direct Subsidiary, then Parent shall cause:

                  (i) such Subsidiary (if a Domestic Subsidiary) and each existing Grantor to execute and deliver to the Collateral Agent an instrument of joinder in the form of Exhibit D hereto by which each such Subsidiary agrees to be bound by the terms of this Agreement, together with a supplement to Exhibit A updating the information therein with respect to such new Grantor. Each party hereto agrees that Exhibit A shall be deemed amended thereby;

                  (ii) pledge or cause to be pledged, all capital stock of any such Domestic Subsidiary and 60% of the voting capital stock of any such Material Foreign Subsidiary by delivering to the Collateral Agent a duly executed Pledged Securities Supplement identifying the additional shares which are being pledged with any certificates, accompanied by duly executed stock powers or other instruments of transfer or assignment undated in blank for each certificate, all in form and substance satisfactory to the Collateral Agent. Each Grantor hereby authorizes the Collateral Agent to attach each Pledged Securities Supplement to this Agreement and agrees that all shares listed on any Pledged Securities Supplement delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Securities; and

                  (iii) any such Domestic Subsidiary to execute and deliver such financing statements on Form UCC-1 executed by such Domestic Subsidiary as the Agent may request.

         Upon delivery of any instrument of joinder to and acceptance thereof by the Collateral Agent, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the liens upon its Property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of the Secured Parties not to cause any Domestic Subsidiary to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

         (b) Provided that it is permitted to do so by the terms of the Financing Agreements, any Grantor may enter into one or more Additional Note Agreements and, pursuant thereto, incur additional Senior Debt. The Senior Debt outstanding under such Additional Note Agreements may be secured by the Collateral as provided herein; PROVIDED that, at the time any Grantor enters into any such Additional Note Agreements, each Additional Noteholder party to such Additional Note Agreements shall execute and deliver an instrument of joinder in the form of Exhibit E hereto by which each such Additional Noteholder agrees to be bound by the terms of this Agreement; PROVIDED FURTHER that at the time of the incurrence of such additional Senior Debt and after giving effect thereto, no Default or Event of Default shall have occurred and be

                                  -O-30-
continuing and the Grantors should be able to incur at least $1.00 of additional Senior Debt under the terms of the Additional Note Agreements. In addition, any bank becoming a party to the Bank Loan Agreement shall execute and deliver an instrument of joinder in the form of Exhibit E hereto.

         SECTION 18. DISCLAIMERS, INDEMNITY, SUCCESSOR COLLATERAL AGENT, ETC.

         (a) The Collateral Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel (including in-house counsel) concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         (b) Neither the Collateral Agent nor any of its employees shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own or their gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Secured Parties for any recital, statement, representation or warranty made by any Grantor, or any officer thereof, contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or the validity, effectiveness, genuineness, enforceability, sufficiency of this Agreement or for any failure of any Grantor to perform its obligations hereunder or thereunder. Neither the Collateral Agent nor any of its employees shall be under any obligation to any Lender Bank, the Issuing Lender, any Noteholder or any Additional Noteholders to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or to inspect the properties, books or records, of any Grantor.

         (c) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, statement or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (but not including counsel to any Grantor), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence by the Required Secured Parties customarily and reasonably acceptable to the Collateral Agent. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Required Secured Parties and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Secured Parties.

         (d) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Special Event of Default, unless the Collateral Agent shall have received written notice from a Lender Bank, a Noteholder, any Additional Noteholders or any Grantor referring to this Agreement, describing such Event of Default or Special Event of Default, and stating that such notice is a "notice of default". The Collateral Agent shall take such action with respect to such Event of Default or Special Event of Default as may be requested by the Required Secured Parties in accordance with
Section 15; PROVIDED, HOWEVER,

                                  -O-31-
that unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Special Event of Default, as it shall deem advisable or in the best interest of the Secured Parties.

         (e) The Collateral Agent shall have no obligations with respect to nor be held responsible for supervising, enforcing or policing the Grantor's compliance with Section 4(q) with respect to the Assignment of Government Contracts.

         (f) Each Lender Bank and each Noteholder acknowledges that the Collateral Agent-Related Persons has not made any representation or warranty to it, and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of any Grantor and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Lender Bank or Noteholder or Additional Noteholder. Each Lender Bank and each Noteholder or Additional Noteholder acknowledges that it has, independently and without reliance upon the Collateral Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of any Grantor and its Subsidiaries, and made its own decision to enter into this Agreement and to extend credit to any Grantor. Each Lender Bank and Noteholder or Additional Noteholder also represents that it will, independently and without reliance upon the Collateral Agent-Related Persons and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of any Grantor. Except for notices, reports and other documents expressly herein required to be furnished to the Secured Party by the Collateral Agent, the Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Grantor which may come into the possession of any of the Collateral Agent-Related Persons.

         (g) Each of the Secured Parties severally agrees (i) to reimburse the Collateral Agent in accordance with its PRO RATA share for any expenses incurred by the Collateral Agent, including, without duplication of legal services rendered, reasonable fees and disbursements of counsel to the Collateral Agent evidenced by reasonable and customary computer back-up detail, arising out of or as a result of the execution and delivery of this Agreement or the performance by the Collateral Agent pursuant thereto of its obligations thereunder or in connection of the enforcement or protection of the rights of the Collateral Agent and the Secured Parties hereunder, in each case to the extent that the foregoing shall not have been reimbursed by any Grantor or directly by one or more of the Secured Parties or paid from the proceeds of the Collateral as provided herein and (ii) to the extent not reimbursed by any Grantor or directly by one or more of the Secured Parties or paid from the proceeds of the Collateral, to indemnify and hold harmless the Collateral Agent and the Collateral Agent-Related Persons in accordance with its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent in any way relating to or arising out of this Agreement or any action taken

                                  -O-32-
or omitted by them under this Agreement including, without limitation, after the Collateral Agent has given notice pursuant to the second to the last sentence of Section 18(i), PROVIDED that no Secured Party shall be liable to the Collateral Agent or any Collateral Agent-Related Person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any action taken by the Collateral Agent (1) that is neither (x) reasonably related to protecting the interest of the Secured Parties nor (y) approved or directed by the Required Secured Parties, or (2) results from the gross negligence or willful misconduct of any Collateral Agent Related Person.

         (h) Bank of America and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Grantor and its Subsidiaries and Affiliates as though Bank of America were not the Collateral Agent hereunder and without notice to or consent of the Secured Parties. The Secured Parties acknowledge that, pursuant to such activities, Bank of America or its subsidiaries may receive information regarding any Grantor or its Subsidiaries (including information that may be subject to confidentiality obligations in favor of any Grantor or such Pledged Subsidiary) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them. With respect to its loans to any Grantor, Bank of America shall have the same rights and powers under this Agreement as any other Lender Bank and may exercise the same as though it were not the Collateral Agent, and the terms "Lender Bank" and "Lender Banks" and "Issuing Lender" include Bank of America in its individual capacity.

         (i) The Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Parties and the Grantors (such resignation to take effect upon the earlier of (i) acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder and (ii) the expiration of such 30 day period whether or not a successor collateral agent has been appointed) and the Collateral Agent may be removed as the Collateral Agent at any time by either (i) the Required Lender Banks, (ii) the Required Noteholders or (iii) the Required Additional Noteholders, in each case with notice to the Grantors. In the event of any such resignation or removal of the Collateral Agent, the Required Secured Parties shall thereupon have the right to appoint a successor Collateral Agent which is not a Secured Party. If no successor Collateral Agent shall have been so appointed by the Required Secured Parties and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign or the removal of the Collateral Agent, then the retiring Collateral Agent may, on behalf of the other Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having (1) a combined capital and surplus of at least $250,000,000 and (2) a rating upon its long-term senior unsecured indebtedness of "A-2" or better by Standard & Poor's Corporation or "A-2" or better by Moody's Investors Service, Inc.. Notwithstanding the foregoing, in the event (y) the Collateral Agent shall have received a court order requiring that it resign as Collateral Agent or (z) the Collateral Agent shall have received a written opinion of independent outside counsel reasonably acceptable to the Secured Parties holding (or representing) more than 51% of the outstanding principal amount of the Senior Notes that the performance by the Collateral Agent of its duties as Collateral Agent constitutes a conflict of interest, then in either such event, the Collateral Agent shall give written notice of such event to the Parties and the Collateral Agent

                                  -O-33-
may resign on the earlier of the 30th day following such notice or the date on which a successor Collateral Agent has accepted appointment hereunder. With regard to any such conflict of interest or perceived conflict of interest, the Parties agree to act in a commercially reasonable manner in addressing any such conflict of interest.

         (j) Upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and, become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent. The retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder upon the appointment of the successor Collateral Agent. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Section 18 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

         SECTION 19. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and subject to Section 21 below shall remain in full force and effect until all of the Secured Obligations, principal, premium, if any, and interest, and all other amounts then due and payable under any of the Financing Agreements have been fully paid and satisfied in Cash, including without limitation, debit/credit book entries and any commitments of any Secured Party to extend any credit to any Grantor under the Bank Credit Agreement shall have terminated. Upon such termination of this Agreement, the Collateral Agent shall, upon the request and at the expense of the Grantors, forthwith release all its liens and security interests hereunder.

         SECTION 20. MISCELLANEOUS. (a) Subject to Section 21, this Agreement and the provisions hereof may be changed, discharged or terminated only by an instrument in writing signed by the Grantors and the Collateral Agent (upon the direction of the Required Secured Parties). This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Grantors, their successors and assigns and shall inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors and assigns which are permitted under the Note Agreement, the Additional Note Agreements and the Bank Credit Agreement; PROVIDED, HOWEVER, that no Grantor may assign its rights or delegate its duties hereunder without the Collateral Agent's prior written consent. Each Grantor hereby releases the Collateral Agent from any liability for any act or omission relating to the Collateral or this Agreement, except the Collateral Agent's gross negligence or willful misconduct.

         (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the other given by United States certified or registered mail, by overnight air courier, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices given by telecopy shall be confirmed in writing within 24 hours by overnight air courier at the address for the relevant party provided below. Notices hereunder shall be addressed:

                                  -O-34-

         To the Grantors at:

                  Sunrise Medical, Inc.
                  2382 Faraday Avenue, Suite 300
                  Carlsbad, California  93008
                  Attention:        Ted N. Tarbet
                                    Senior Vice President  and
                                    Chief Financial Officer
                                    Telephone:  (619) 930-1565
                                    Telecopier: (619) 930-1580

         To the Collateral Agent at:

                  Bank of America National Trust and Savings Association
                  Floor
                  1455 Market Street, 12th Floor
                  San Francisco, , California 94103
                  Agency Management #10831
                  Attention:        Charles Graber
                                    Vice President
                                    Telephone:  (415) 436-3495
                                    Telecopier: (415) 435-3425

         To the Bank Agent and the Lender Banks at their respective addresses and telecopy numbers set forth in the Bank Credit Agreement

         To the Noteholders at their respective addresses for notices set forth in the Note Agreement

         To the Additional Noteholders, at their respective addresses for notices set forth in the Additional Note Agreements.

         Each such notice, request or other communication shall be effective upon receipt.

         (c) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

         (d) This Agreement shall be deemed to have been made in the State of California and shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                                  -O-35-

         (e) The Collateral Agent hereby disclaims any representation or warranty to the Secured Parties concerning the perfection of the security interest granted hereunder or in the value of any of the Collateral.

         (f) Each of the Grantors and the Collateral Agent hereby, to the fullest extent permitted by law, waives trial by jury in any action brought under or in connection with this Agreement or any of the documents or instruments executed in connection herewith.

         (g) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

         SECTION 21. RELEASE OF COLLATERAL.

         (a) This Agreement and all Collateral of Grantors hereunder shall be released upon the earlier of (i) satisfaction of the Collateral Release Conditions, and (ii) when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of any commitment remains outstanding under the Bank Credit Agreement. The Collateral Agent is further authorized and directed to release Liens on any item of Collateral which is sold or otherwise disposed of in accordance with the terms of the Financing Agreements (and the Collateral Agent is authorized to rely on a certificate of an officer of the borrower to the effect that any such sale or disposition is permitted under the terms of the Financing Agreements) or if the sale or other disposition is consented to by the Required Lender Banks (if consent is required under the Bank Documents), the Required Noteholders (if consent is required under the Note Agreement) and/or the Required Additional Noteholders (if consent is required under the Additional Note Agreement). Upon such release, the Collateral Agent shall return any Pledged Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Parties' interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

         SECTION 22. GRANTORS' WAIVERS AND CONSENTS.

         (a) Each Grantor shall be jointly and severally liable for the repayment of all Secured Obligations.

         (b) Each Grantor agrees that no Secured Party shall have any responsibility to inquire into the apportionment, allocation or disposition of any Proceeds as among the Grantors.

         (c) For the purpose of implementing the Financing Agreements, each Grantor hereby irrevocably appoints each other Grantor as its agent and attorney-in-fact for all purposes of the Financing Agreements, including without limitation the giving and receiving of notices and other communications.

         (d) Each Grantor acknowledges that the handling of the Collateral on a joint basis as set forth in this Agreement is solely an accommodation to Grantors and is done at their request.

                                  -O-36-

Each Grantor agrees that no Secured Party shall incur any liability to any Grantor as a result thereof. To induce the Secured Parties to enter into this Agreement, and in consideration thereof, each Grantor hereby agrees to indemnify each Secured Party and hold each Secured Party harmless from and against any and all liabilities, expenses, losses, damages and/or claims of damage or injury asserted against any Secured Party by any Grantor or by any other Person arising from or incurred by reason of the structuring of this Agreement as herein provided, reliance by any Secured Party on any requests or instructions from any Grantor, or any other action taken by any Secured Party hereunder, except to the extent resulting from the gross negligence or willful misconduct of any Secured Party. This Section shall survive termination of this Agreement.

         (e) Each Grantor represents and warrants to the Secured Parties that the request for joint handling of the Collateral hereunder was made because the Grantors are engaged in related operations. Each Grantor expects to derive benefit, directly or indirectly, from such availability because the successful operation of Grantors is dependent on the continued successful performance of the functions of the group.

         (f) Each Grantor represents and warrants to the Secured Parties that
(i) it has established adequate means of obtaining from each other Grantor on a continuing basis financial and other information pertaining to the business, operations and condition (financial and otherwise) of each other Grantors and their respective property, and (ii) each Grantor now is and hereafter will be completely familiar with the business, operations and condition (financial and otherwise) of each other Grantor, and its property. Each Grantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose to such Grantor any matter, fact or thing relating to the business, operations or condition (financial or otherwise) of any other Grantor, or the property of any other Grantor, whether now or hereafter known by any Secured Party during the life of this Agreement.

         (g) Each Grantor acknowledges that its Secured Obligations may derive from value provided directly to another Person and, in full recognition of that fact, each Grantor consents and agrees that the any Secured Party may, at any time and from time to time, without notice to, or demand on, or the agreement of, such Grantor, and without affecting the enforceability or security of the Financing Agreements: (i) with the agreement of any other Grantor, supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) with the agreement of any other Grantor, supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any of the Financing Agreements or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) with the agreement of any other Grantor, accept new or additional instruments, documents or agreements in exchange for or relative to any of the Financing Agreements or the Secured Obligations or any part thereof; (iv) accept partial payments on the Secured Obligations; (v) with the agreement of any other Grantor, receive and hold additional security or guaranties for the Secured Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Secured Parties in their sole and absolute discretion may determine; (vii) release any party or any guarantor from any

                                  -O-37-
personal liability with respect to the Secured Obligations or any part thereof; (viii) settle, release on terms satisfactory to the Secured Parties and any other Grantor or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, change or any other restructuring or termination of the corporate existence of any other Grantor or any other Person, and correspondingly restructure the Secured Obligations, continuing existence of any Lien under any other Financing Agreement to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

         Each Grantor expressly waives any right to require any Secured Party to marshal assets in favor of any Grantor, any other Party or any other Person or to proceed against any other Grantor or any other Party or any Collateral provided by any other Grantor or any other Party, and agrees that any Secured Party may proceed against Grantors and/or the Collateral in such order as they shall determine in their sole and absolute discretion. Any Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that any Secured Party and any other Grantor may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the obligations of such Grantor under the Financing Agreements. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Grantor or any other Party with respect to any Secured Obligations, (b) the unenforceability or invalidity as to any other Grantor or any other Party of the Secured Obligations, (c) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (d) the cessation for any cause whatsoever of the liability of any Grantor or any other Party (other than by reason of the full payment and performance of all Secured Obligations), (e) to the extent permitted by law, any failure of any Secured Party to give notice of sale or other disposition to any Grantor or any defect in any notice that may be given in connection with any sale or disposition, (f) to the extent permitted by law, any failure of any Secured Party to comply with applicable laws in connection with the sale or other disposition of any Collateral or other security for any Secured Obligation, including without limitation any failure of any Secured Party to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any obligation, (g) any act or omission of any Secured or others that directly or indirectly results in or aids the discharge or release of any Grantor or any other Person or the Secured Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of any Secured Party to file or enforce a claim in any Bankruptcy Proceeding or other proceeding with respect to any other Grantor, (j) the election by any Secured Party, in any Bankruptcy Proceeding of any other Grantor, of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code in connection with the bankruptcy of any other Grantor, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, or (m) any agreement or

                                  -O-38-
stipulation with any other Grantor with respect to the provision of adequate protection in any Bankruptcy Proceeding of any Person.

         (h) In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting liens on any interests in real property, each Grantor authorizes any Secured Party, upon the occurrence of and during the continuance of any Default or Event of Default, at their sole option, without notice or demand and without affecting any Secured Obligations or the validity or enforceability of any Liens of any Secured Party on any Collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Each Grantor expressly waives any defenses to the enforcement of the Financing Agreements or any Liens created or granted under the Financing Agreements or to the recovery by any Secured Party against any other Grantor or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of a Grantor and may preclude a Grantor from obtaining reimbursement or contribution from any Grantor.

         (i) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Grantor is a party, until final payment of all Secured Obligations, each Grantor hereby waives with respect to each other Grantor and their respective successors and assigns (including any surety) and any other party any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which any Grantor may have or hereafter acquire against each other Grantor or any other party in connection with or as a result of Grantors' execution, delivery and/or performance of this Agreement or any other Loan Document to which any Grantor is a party. Each Grantor agrees that it shall not have or assert any such rights against one another or their respective successors and assigns or any other party (including any surety), either directly or as an attempted setoff to any action commenced against any Grantor by another Grantor (as borrower or in any other capacity) or any other party until final payment of all Secured Obligations. Each Grantor hereby acknowledges and agrees that this waiver is intended to benefit the Secured Parties and shall not limit or otherwise affect Grantors' liability hereunder, under any other Loan Document to which any Grantor is a party, or the enforceability hereof or thereof.

         SECTION 22. INTERCREDITOR PROVISIONS. The Grantors are only acknowledging, and not agreeing to, Sections 10 through 16, inclusive, of this Agreement (the "INTERCREDITOR PROVISIONS"). The Secured Parties may, without notice to, or the consent, of the Grantors amend, modify or waive such sections from time to time. Each Grantor hereby acknowledges the foregoing Intercreditor Provisions. Each Grantor agrees to be bound by the provisions thereof as they relate to the relative rights of the Secured Parties as among such Secured Parties; PROVIDED, HOWEVER, that nothing in the Intercreditor Provisions shall amend, modify, change or supersede the respective terms of the Financing Agreements as between the Secured Parties or any of them and any Grantor or any other provisions of this Agreement. In the event of any conflict or inconsistency between the Intercreditor Provisions and the Financing Agreements, the Financing Agreements shall govern as between the Secured Parties thereto and each Grantor. Each Grantor further agrees that the Intercreditor Provisions shall not give any Grantor any substantive rights VIS A VIS any Secured Party or the Collateral Agent and that it shall not use the violation of any

                                  -O-39-

Intercreditor Provisions by any of the Parties hereto as a defense to the enforcement by any Secured Party under any Financing Agreement or any other section of this Agreement, nor assert such violation as a counterclaim or basis for set-off or recoupment against any of them. Each Grantor further acknowledges and agrees that the scope of the agency granted by the Intercreditor Provisions to the Collateral Agent hereunder is strictly limited by thisa Agreement.

         SECTION 23. LICENSE AND RIGHTS OF ACCESS. Grantors hereby grant to the Secured Parties the non-exclusive, nontransferable, royalty-free right and license to use, have access to, make copies of and affix on Inventory, all present and future general intangibles consisting of trade secrets, computer programs, brochure and flyer templates and designs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information, for the purpose of exercising its rights and remedies hereunder, including to the extent necessary or convenient to collect on any of the Collateral to market any of the Collateral to customers or potential customers of the Grantors and/or to otherwise dispose of or realize on such Collateral; PROVIDED, HOWEVER, that notwithstanding any other provisions of this Agreement, the foregoing license and rights of access shall be non-transferable.

         SECTION 24. LIMITATION ON SECURITY INTERESTS IN STOCK OF FOREIGN SUBSIDIARIES. Notwithstanding any other provision of this Agreement, no Grantor individually, nor all Grantors collectively, shall be required to pledge securities of any Foreign Subsidiary representing more than 60% of the total combined voting power of all classes of stock of such Foreign Subsidiary entitled to vote, in each case to the extent that such pledge would constitute an investment of earnings in United States property pursuant to Section 956 of the Internal Revenue Code of 1986, as amended from time to time (or any successor statute) which would increase the gross income of a Grantor under United States tax laws. Any securities of a Foreign Security in excess of these limitations shall not be Pledged Securities hereunder.

                                  -O-40-

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                            "GRANTORS"

                            SUNRISE MEDICAL, INC.,

                            By:
                                -----------------------------
                                        Ted N. Tarbet
                                  Senior Vice President and
                                   Chief Financial Officer


                            DYNAVOX SYSTEMS, INC.
                            SUNMED FINANCE INC.
                            SUNRISE MARIN HOLDINGS INC.
                            SUNRISE MEDICAL CCG INC.
                            SUNRISE MEDICAL HHG INC.

                            By:
                                -----------------------------
                                       Ted N. Tarbet
                                        Treasurer


                            BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION, AS
                            AGENT

                            By:
                                ----------------------------
                                     Charles Graber
                                     Vice President


                            "BANK LENDERS"

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, AS A LENDER

                             By:
                                 ----------------------------
                                      Therese Fontaine
(SIGNATURES CONTINUE)                  Vice President

                                  -O-41-

                            NATIONSBANK, N.A.

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


                            ABN AMRO BANK NV LOS ANGELES INTERNATIONAL BRANCH

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


                            UNION BANK OF CALIFORNIA, N.A.

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


                                  -O-42-

                            MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


                            DEUTSCHE BANK AG, NEW YORK
                            BRANCH AND/OR CAYMEN ISLANDS
                            BRANCH

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


(SIGNATURES CONTINUE)


                                  -O-43-

                         PNC BANK, NATIONAL ASSOCIATION

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------

                            "NOTEHOLDERS"

                            ------------------------------,
                            A NOTEHOLDER

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------


                                  -O-44-

                                -------------------------,
                                A NOTEHOLDER

                            By
                               ----------------------------
                            Name
                                 --------------------------
                            Title
                                  -------------------------

ACCEPTED AND AGREED TO BY THE COLLATERAL AGENT
AS OF THE DATE FIRST ABOVE WRITTEN.

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
AS COLLATERAL AGENT

By:
   --------------------------
       Charles Graber
       Vice President




                                  -O-45-

                                                                     EXHIBIT A

                             PLACES OF BUSINESS AND
                             LOCATIONS OF INVENTORY







                                     - A-1 -

                                                                     EXHIBIT B

                               PLEDGED SECURITIES


                                    CLASS OF STOCK AND
    ISSUER AND STATE OR              STOCK CERTIFICATE                               PERCENTAGE OF
  COUNTRY OF ORGANIZATION                 NO(S)                NUMBER OF SHARES       OWNERSHIP
--------------------------------------------------------------------------------------------------







                                       - B-1 -

                                                                       EXHIBIT C

                          PLEDGED SECURITIES SUPPLEMENT

         This Pledged Securities Supplement, dated as of ______________, is delivered pursuant to Section 4(r) or 17(a)(ii) of the Pledge, Security, Collateral Agency and Intercreditor Agreement referred to below. The undersigned hereby agrees that this Pledged Securities Supplement may be attached to the Pledge, Security, Collateral Agency and Intercreditor Agreement, dated as of __________________ (the "INTERCREDITOR AGREEMENT", the terms defined therein and not otherwise defined herein being used as therein defined), made by the undersigned to Bank of America National Trust and Savings Association, as Collateral Agent for the benefit of the Secured Parties and that the shares listed on this Pledged Securities Supplement shall be and become part of the Pledged Securities referred to in the Intercreditor Agreement and shall secure all Secured Obligations. The attached schedule shall be deemed to amend Exhibit B to the Intercreditor Agreement.

         The undersigned agree that the securities listed below shall for all purposes constitute Pledged Securities and shall be subject to the security interest created by the Intercreditor Agreement. The undersigned hereby certifies that the representations and warranties set forth in Section 3 of the Intercreditor Agreement are true and correct as to the Pledged Securities listed herein on and as of the date hereof.

                                          "GRANTORS"

                                           SUNRISE MEDICAL, INC.,

                                           By:
                                                ------------------------------
                                                       Ted N. Tarbet
                                                  Senior Vice President and
                                                   Chief Financial Officer


                                           DYNAVOX SYSTEMS, INC.
                                           SUNMED FINANCE INC.
                                           SUNRISE MARIN HOLDINGS INC.
                                           SUNRISE MEDICAL CCG INC.
                                           SUNRISE MEDICAL HHG INC.

                                           By:
                                               ------------------------------
                                                      Ted N. Tarbet
                                                        Treasurer

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION,
AS COLLATERAL AGENT

By
   --------------------------------
           Charles Graber
           Vice President

                                     -C-1-


    Issuer and state or       Class of stock and
        country of            stock  certificate                                Percentage of
       organization                        No(s)        Number of Shares          Ownership
-------------------------    ----------------------    -------------------    -----------------





                                     -C-2-

                                                                 EXHIBIT D

                              INSTRUMENT OF JOINDER
                             FOR ADDITIONAL GRANTORS

         Reference is hereby made to Pledge, Security, Collateral Agency and Intercreditor Agreement, dated as of __________________ (the "INTERCREDITOR AGREEMENT") made by the undersigned to Bank of America National Trust and Savings Association, as Collateral Agent for the benefit of the Secured Parties.

         The undersigned has become a Domestic Subsidiary of the Parent, and as such is required pursuant to Section 17 of the Intercreditor Agreement to become a Grantor. The undersigned expects to realize direct and indirect benefits as a result of the availability to Grantors of the credit facilities under the Facility Agreements.

         By this Instrument of Joinder, the undersigned agrees to become a "Grantor" under and pursuant to Section 17 of the Intercreditor Agreement and agrees that, upon its execution hereof, it will become a Grantor under the Intercreditor Agreement with respect to all obligations of the Grantors thereunder, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Intercreditor Agreement.

                                                                             ,
                                               ------------------------------
                                                 as an Additional Grantor

                                               By:
                                                   --------------------------
                                               Name:
                                                     ------------------------
                                               Title:
                                                      -----------------------

                                               Notice Address:

                                               ------------------------------

                                               ------------------------------

                                               ------------------------------

ACKNOWLEDGED AND AGREED:

SUNRISE MEDICAL, INC.,

By:
    --------------------------------
            Ted N. Tarbet
      Senior Vice President and
       Chief Financial Officer


SIGNATURES CONTINUE

                                     - D-1 -

DYNAVOX SYSTEMS, INC.
SUNMED FINANCE INC.
SUNRISE MARIN HOLDINGS INC.
SUNRISE MEDICAL CCG INC.
SUNRISE MEDICAL HHG INC.

By:
    --------------------------------
           Ted N. Tarbet
              Treasurer

Date:
      -----------------------------

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, AS COLLATERAL AGENT

By
   --------------------------------
           Charles Graber
           Vice President

Date:
      -----------------------------



                                     - D-2 -

                                                                      EXHIBIT E

                              INSTRUMENT OF JOINDER
        FOR ADDITIONAL NOTEHOLDERS UNDER AN ADDITIONAL NOTE AGREEMENT
          OR ADDITIONAL BANK LENDERS UNDER THE BANK CREDIT AGREEMENT

         Reference is hereby made to Pledge, Security, Collateral Agency and Intercreditor Agreement, dated as of __________________ (the "INTERCREDITOR AGREEMENT") made by the undersigned to Bank of America National Trust and Savings Association, as Collateral Agent for the benefit of the Secured Parties. [The undersigned Additional Noteholder has entered into Agreement dated as of ___________ with __________ and desires the Senior Note Obligations with respect thereto to be secured by the Intercreditor Agreement.] [The undersigned Additional Bank Lender has become a party to the Bank Credit Agreement..] The undersigned acknowledges the terms of the Intercreditor Agreement and agrees to be bound thereby.

                                                                             ,
                                   -------------------------------------------
                                     as an Additional Noteholder/Bank Lender

                                     By:
                                         --------------------------
                                     Name:
                                           ------------------------
                                     Title:
                                            -----------------------

                                     Date:
                                           ------------------------

                                     Notice Address:

                                     ------------------------------

                                     ------------------------------

                                     ------------------------------



ACKNOWLEDGED AND AGREED:

SUNRISE MEDICAL, INC.,

By:
    --------------------------
        Ted N. Tarbet
   Senior Vice President and
    Chief Financial Officer

(Signatures continue)

DYNAVOX SYSTEMS, INC.
SUNMED FINANCE INC.
SUNRISE MARIN HOLDINGS INC.
SUNRISE MEDICAL CCG INC.
SUNRISE MEDICAL HHG INC.

By:
    --------------------------
          Ted N. Tarbet
           Treasurer

Date:
      ------------------------


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, AS COLLATERAL AGENT

By
   ---------------------------
         Charles Graber
         Vice President

Date:
      ------------------------

                                                                      EXHIBIT O
-------------------------------------------------------------------------------



                                PLEDGE, SECURITY,
                              COLLATERAL AGENCY AND
                             INTERCREDITOR AGREEMENT

                          Dated as of ________________

                                  By and among

                             SUNRISE MEDICAL, INC.,
                               SUNMED FINANCE INC.
                           SUNRISE MARIN HOLDINGS INC.
                            SUNRISE MEDICAL CCG INC.
                            SUNRISE MEDICAL HHG INC.
                              DYNAVOX SYSTEMS, INC.
                                 as the Grantors

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION
                                 as Bank Agent,

                         THE BANK LENDERS PARTY HERETO,

                          THE NOTEHOLDERS PARTY HERETO,

                                       and

                       BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION,
                               as Collateral Agent


-------------------------------------------------------------------------------


                                                                      SCHEDULE B

GRANTER:          SUNRISE MEDICAL INC.

------------------------------ ------------------------- --------------------------- ------------------------ -------------------
DOMESTIC SUBSIDIARY             OUTSTANDING SHARES        SHARES OWNED BY GRANTOR        PLEDGED SECURITIES         % PLEDGED
------------------------------ ------------------------- --------------------------- ------------------------ -------------------
Dynavox Systems, Inc.                         1                       100%                       1                     100%
------------------------------ ------------------------- --------------------------- ------------------------ -------------------
Sunrise Medical CCG Inc.                   61,559                     100%                    61,559                   100%
------------------------------ ------------------------- --------------------------- ------------------------ -------------------
Sunrise Medical HHG Inc.                    2,540                     100%                     2,540                   100%
------------------------------ ------------------------- --------------------------- ------------------------ -------------------
SunMed Finance Inc.                         1,000                     100%                     1,000                   100%
------------------------------ ------------------------- --------------------------- ------------------------ -------------------
Sunrise Marin Holdings Inc.                  100                      100%                      100                    100%
------------------------------ ------------------------- --------------------------- ------------------------ -------------------



------------------------------ ---------------------- ------------------------------- ----------------------- ----------------
MATERIAL FOREIGN SUBSIDIARY     OUTSTANDING SHARES    VOTING SHARES OWNED BY GRANTOR     PLEDGED SECURITIES      % PLEDGED
------------------------------ ---------------------- ------------------------------- ----------------------- ----------------
Sunrise Medical Ltd.                       816,325               81.6325%                      489,795              60%
------------------------------ ---------------------- ------------------------------- ----------------------- ----------------
Sunrise Medical Holdings BV                  40                   95.23%                         24                 60%
------------------------------ ---------------------- ------------------------------- ----------------------- ----------------
Sunrise Medical SA                         915,887                69.52%                       549,532              60%
------------------------------ ---------------------- ------------------------------- ----------------------- ----------------


------------------------------ ---------------------- ------------------------------- --------------------- ---------------
MATERIAL FOREIGN SUBSIDIARY    OUTSTANDING SHARES     VOTING SHARES OWNED BY GRANTOR   PLEDGED SECURITIES     % PLEDGED
------------------------------ ---------------------- ------------------------------- --------------------- ---------------
Sunrise Medical Ltd.                       183,675                   18.3675%                110,205             60%
------------------------------ ---------------------- ------------------------------- --------------------- ---------------
Sopur Medizintechnik GmbH                  530,000                    11.7%                  318,000             60%
------------------------------ ---------------------- ------------------------------- --------------------- ---------------
Sunrise Medical Holdings BV                   2                       4.77%                     1                60%
------------------------------ ---------------------- ------------------------------- --------------------- ---------------

                                     -2-